                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  OmniSky Corporation          CASE NO.                    01-33125 (DM)

                                     CHAPTER 11

                                     MONTHLY OPERATING REPORT
                                     (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

        MONTH ENDED:  Apr-02                   PETITION DATE:  12/10/01

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

        Dollars reported in    $1

2.      ASSET AND LIABILITY STRUCTURE                                      END OF CURRENT         END OF PRIOR      AS OF PETITION
                                                                                MONTH                MONTH              FILING
                                                                            -----------           -----------         -----------
        a.  Current Assets                                                  $11,804,298           $11,966,288
                                                                            -----------           -----------
        b.  Total Assets                                                    $61,288,316 (1)       $61,456,914        $23,189,381 (1)
                                                                            -----------           -----------        -----------
        c.  Current Liabilities                                                $922,325              $919,965
                                                                            -----------           -----------
        d.  Total Liabilities                                                $7,132,741 (2)        $8,107,772        $42,832,634 (2)
                                                                             -----------           -----------       -----------

3.      STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                                                           CUMULATIVE
                                                                            CURRENT MONT           PRIOR MONTH        (CASE TO DATE)
                                                                              ----------           -----------         ----------
        a.  Total Receipts                                                       $33,752              $116,863         $4,308,106
                                                                              ----------           -----------         ----------
        b.  Total Disbursements                                                 $220,401              $962,713         $5,024,856
                                                                              ----------           -----------         ----------
        c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)         ($186,649)            ($845,850)         ($716,750)
                                                                              ----------           -----------         ----------
        d.  Cash Balance Beginning of Period                                  $9,194,188           $10,040,038         $9,724,289
                                                                              ----------           -----------         ----------
        e.  Cash Balance End of Period (c + d)                                $9,007,539            $9,194,188         $9,007,539
                                                                              ----------           -----------         ----------

                                                                                                                       CUMULATIVE
                                                                             CURRENT MONTH        PRIOR MONTH        (CASE TO DATE)
4.      PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                         $812,548           ($2,034,669)         ($9,405,204)
5.      ACCOUNT RECEIVABLES (PRE AND POST PETITION)                            $113,594              $131,056
6.      POST-PETITION LIABILITIES                                              $922,325              $919,965
7.      PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                       $0                    $0

AT THE END OF THIS REPORTING MONTH:                                                                           YES          NO
                                                                                                              ---          --
8.      Have any payments been made on pre-petition debt, other than payments in the normal                    X
        course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
9.      Have any payments been made to professionals?  (if yes, attach listing including date of               X
        payment, amount of payment and name of payee)
10.     If the answer is yes to 8 or 9, were all such payments approved by the court?                                       X
11.     Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                  X
        attach listing including date of payment, amount and reason for payment, and name of payee)
12.     Is the estate insured for replacement cost of assets and for general liability?                        X
13.     Are a plan and disclosure statement on file?                                                           X
14.     Was there any post-petition borrowing during this reporting period?                                                 X

15.     Check if paid: Post-petition taxes  X  ;  U.S. Trustee Quarterly Fees  X
                                                  Check if filing is current
                                                  for: Post-petition
        tax reporting and tax returns:      X  .
        (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct. Date:
                                         /s/ Michael Malesardi
                                         ----------------------
Date: 5/20/02                            Responsible Individual

(1) The significant difference in total assets between the petition date and the end of the current month is primarily due to $46.6 million of investments in subsidiaries not expected to result in cash to the estate that as a result was not reported on the Statements and Schedules filed with the Bankruptcy Court. In addition, approximately $2.6 million in net intercompany receivables/payables was not reported for the same reason.

(2) Debtor does not maintain certain contingent liabilities on its books that were reported on the Statement and Schedules filed with the Bankruptcy Court. Therefore, the significant difference in total liabilities between the petition date and the end of the current month is primarily attributed to $29.4 million of contingent liabilities due to News Corporation Limited and $2.8 million contingently due to the Debtor's employees under change of control contracts that were presented in the Statements and Schedules but which are excluded herein.

                             STATEMENT OF OPERATIONS

                             (GENERAL BUSINESS CASE)

                          For the Month Ended 04/30/02



          CURRENT MONTH

                                                                                        CUMULATIVE        NEXT MONTH
 ACTUAL     FORECAST     VARIANCE                                                    (CASE TO DATE)       FORECAST
 --------   -------      -------                                                        ----------         ------
                                     REVENUES:
       $0    N/A (1)      N/A (1)   1   Gross Sales                                     $3,006,981         N/A (1)
($969,621)                          2   less: Sales Returns & Allowances (4)             ($949,529)
---------   -------      -------                                                        ----------         ------
 $969,621                           3   Net Sales                                       $3,956,510
---------   -------      -------                                                        ----------         ------
       $0                           4   less: Cost of Goods Sold    (Schedule 'B')       $3,054,930
---------   -------      -------                                                        ----------         ------
 $969,621                           5   Gross Profit                                      $901,580
---------   -------      -------                                                        ----------         ------
       $0                           6   Interest                                              $300
---------   -------      -------                                                        ----------         ------
       $0                           7   Other Income:                                           $0
---------   -------      -------   ----------------------------------------------       ----------         ------
                                    8
---------   -------      -------   ----------------------------------------------       ----------         ------
                                    9
---------   -------      -------   ----------------------------------------------       ----------         ------
 $969,621                          10       TOTAL REVENUES                                $901,880
---------   -------      -------                                                        ----------         ------
                                         EXPENSES:
  $41,667                          11   Compensation to Owner(s)/Officer(s)               $316,251
---------   -------      -------                                                        ----------         ------
  $26,840                          12   Salaries                                          $718,604
---------   -------      -------                                                        ----------         ------
       $0                          13   Commissions                                             $0
---------   -------      -------                                                        ----------         ------
       $0                          14   Contract Labor                                          $0
---------   -------      -------                                                        ----------         ------
       $0                               Rent/Lease:                                         $6,148
---------   -------      -------                                                        ----------         ------
                                   15       Personal Property

   $9,634                          16       Real Property                                 $521,258
---------   -------      -------                                                        ----------         ------
  $27,939                          17   Insurance                                         $130,684
---------   -------      -------                                                        ----------         ------
       $0                          18   Management Fees                                         $0
---------   -------      -------                                                        ----------         ------
     $707                          19   Depreciation                                    $1,963,838
---------   -------      -------                                                        ----------         ------
       $0                               Taxes:                                                  $0
---------   -------      -------                                                        ----------         ------
                                   20       Employer Payroll Taxes
       $0                          21       Real Property Taxes                                 $0
---------   -------      -------                                                        ----------         ------
      $51                          22       Other Taxes                                     $9,967
---------   -------      -------                                                        ----------         ------
       $0                          23   Other Selling                                      $87,904
---------   -------      -------                                                        ----------         ------
 $138,637                          24   Other Administrative                              $401,341
---------   -------      -------                                                        ----------         ------
       $0                          25   Interest                                                $0
---------   -------      -------                                                        ----------         ------
       $0                          26   Other Expenses:                                         $0
---------   -------      -------   ----------------------------------------------       ----------         ------
    ($855)                         27      Vacation                                        $55,432
---------   -------      -------   ----------------------------------------------       ----------         ------
       $0                          28      Hardware & Software Maintenance Fees            $26,464
---------   -------      -------   ----------------------------------------------       ----------         ------
   $8,167                          29      Benefits and Payroll Processing Cost           $150,667
---------   -------      -------   ----------------------------------------------       ----------         ------
  $10,000                          30      PWC International Tax Services                  $85,000
---------   -------      -------   ----------------------------------------------       ----------         ------
       $0                          31      Israel Engineering Charges                   $1,766,941
---------   -------      -------   ----------------------------------------------       ----------         ------
       $0                          32      Adjustment to Bad Debt Reserves               ($100,000)
---------   -------      -------   ----------------------------------------------       ----------         ------
                                   33
---------   -------      -------   ----------------------------------------------       ----------         ------
                                   34
---------   -------      -------   ----------------------------------------------       ----------         ------

 $262,786                          35       TOTAL EXPENSES                              $6,140,500
---------   -------      -------                                                        ----------         ------
 $706,836                          36 SUBTOTAL                                         ($5,238,619)
---------   -------      -------                                                        ----------         ------
                                      REORGANIZATION ITEMS:
 $108,444                          37   Professional Fees                                 $872,594
---------   -------      -------                                                        ----------         ------

       $0                          38   Provisions for Rejected Executory Contracts             $0
---------   -------      -------                                                        ----------         ------
  ($9,937)                         39   Interest Earned on Accumulated Cash from          ($34,864)
---------   -------      -------        Resulting Chp 11 Case (3)                       ----------         ------

($202,470)                         40   (Gain) or Loss from Sale of Equipment (2)         $537,017
---------   -------      -------                                                        ----------         ------
  ($1,750)                         41   U.S. Trustee Quarterly Fees                        $11,000
---------   -------      -------                                                        ----------         ------
       $0                          42   Wind-Up of Business Expenses (2)                $2,780,837
---------   -------      -------   ----------------------------------------------       ----------         ------
($105,712)                         43        TOTAL REORGANIZATION ITEMS                 $4,166,585
---------   -------      -------                                                        ----------         ------
 $812,548                          44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES  ($9,405,204)
---------   -------      -------                                                        ----------         ------
       $0                          45   Federal & State Income Taxes                            $0
---------   -------      -------                                                        ----------         ------
 $812,548                          46 NET PROFIT (LOSS)                                ($9,405,204)
---------   -------      -------                                                        ----------         ------

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

(1) No forecast operating results have been or will be supplied to the bankruptcy court. The Debtor has sold, with the approval of the bankruptcy court, its primary assets and operations with an effective date of January 22, 2002.

(2) In conjunction with its asset sale to EarthLink, the Debtor has taken non-cash charges to adjust the book value of certain assets that were neither assumed in the transaction nor are deemed to provide any cash recovery to the Debtor's estate.

(3) Formulas in this document reflect gains in reorganization items as a negative value.

(4) Under GAAP accounting, the company previously recorded a Deferred Revenue liability for potential returns of equipment from retailers. This book reserve is no longer considered necessary.

                                  BALANCE SHEET

                             (GENERAL BUSINESS CASE)

                          FOR THE MONTH ENDED 04/30/02

          ASSETS
                                                                        FROM SCHEDULES  BOOK VALUE
                                                                        -------------   -----------
               CURRENT ASSETS
 1             Cash and cash equivalents - unrestricted                       H         $7,463,994
                                                                                        -----------
 2             Cash and cash equivalents - restricted                         H         $1,543,545
                                                                                        -----------
 3             Accounts receivable (net)                                      A            $113,594
                                                                                        -----------
 4             Inventory                                                      B          $1,246,600
                                                                                        -----------
 5             Prepaid expenses                                                            $298,194
                                                                                        -----------
 6             Professional retainers                                                      $363,038
                                                                                        -----------
 7             Other:  Net Receivable from EarthLink                                       $349,753
                       -----------------------------                                    -----------
 8                     Deposits                                                                $500
               -------------------------------------                                    -----------
                       Other Receivables                                                   $425,080
                       -----------------------------                                   -----------
 9                     TOTAL CURRENT ASSETS                                             $11,804,298
                                                                                        -----------
          PROPERTY AND EQUIPMENT (BOOK VALUE)


10             Real property                                                  C                  $0
                                                                                        -----------
11             Computers                                                      D                  $0
                                                                                        -----------
12             Furniture and fixtures                                         D                  $0
                                                                                        -----------
13             Office equipment                                               D                  $0
                                                                                        -----------
14             Software                                                       D                  $0
                                                                                        -----------
15             Vehicles                                                       D             $18,373
                                                                                        -----------
16             Other:                                                         D                  $0
          ------------------------------------------                                    -----------
17                                                                            D                  $0
          ------------------------------------------                                    -----------
18                                                                            D                  $0
          ------------------------------------------                                    -----------
19                                                                            D                  $0
          ------------------------------------------                                    -----------
20                                                                            D                  $0
          ------------------------------------------                                    -----------
21                     TOTAL PROPERTY AND EQUIPMENT                                         $18,373
                                                                                        -----------
          OTHER ASSETS

22             Loans to shareholders                                                        $88,800
                                                                                        -----------
23             Loans to affiliates, net of amounts payable to affiliates                 $2,763,446
                                                                                        -----------
24             Investment in subsidiaries                                               $46,613,400
               -------------------------------------                                    -----------
25
               -------------------------------------                                    -----------
26
               -------------------------------------                                    -----------
27
               -------------------------------------                                    -----------
28                     TOTAL OTHER ASSETS                                               $49,465,646
                                                                                        -----------
29                     TOTAL ASSETS                                                     $61,288,316
                                                                                        ===========

    NOTE:
         Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

     LIABILITIES FROM SCHEDULES
          POST-PETITION

               CURRENT LIABILITIES
30                     Salaries and wages                                                                       $0
                                                                                                     -------------
31                     Payroll taxes                                                                            $0
                                                                                                     -------------
32                     Real and personal property taxes                                                         $0
                                                                                                     -------------
33                     Income taxes                                                                             $0
                                                                                                     -------------
34                     Sales taxes                                                                              $2
                                                                                                     -------------
35                     Notes payable (short term)                                                               $0
                                                                                                     -------------
36                     Accounts payable (trade)                                                A          $105,119
                                                                                                     -------------
37                     Real property lease arrearage                                                            $0
                                                                                                     -------------
38                     Personal property lease arrearage                                                        $0
                                                                                                     -------------
39                     Accrued professional fees                                                          $761,581
                                                                                                     -------------
40                     Current portion of long-term post-petition debt (due within 12 months)                   $0
                                                                                                     -------------
41                     Other:     Deferred revenue                                                         $33,333
                       ----------------------------------------------------------                    -------------
42                                Vacation                                                                 $19,789
                       ----------------------------------------------------------                    -------------
43                                Other                                                                     $2,500
                       ----------------------------------------------------------                    -------------
44                     TOTAL CURRENT LIABILITIES                                                          $922,325
                                                                                                     -------------
45             LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                             $0
                                                                                                     -------------
46                     TOTAL POST-PETITION LIABILITIES                                                    $922,325
                                                                                                     -------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47                     Secured claims                                                          F                $0
                                                                                                     -------------
48                     Priority unsecured claims                                               F           $85,062
                                                                                                     -------------
49                     General unsecured claims                                                F        $6,125,354
                                                                                                     -------------
50                     TOTAL PRE-PETITION LIABILITIES                                                   $6,210,416
                                                                                                     -------------
51                     TOTAL LIABILITIES                                                                $7,132,741
                                                                                                     -------------
          EQUITY (DEFICIT)

52             Retained Earnings/(Deficit) at time of filing                                         ($213,484,902)
                                                                                                     -------------
53             Capital Stock                                                                               $72,941
                                                                                                     -------------
54             Additional paid-in capital                                                             $277,284,500
                                                                                                     -------------
55             Cumulative profit/(loss) since filing of case                                           ($9,405,204)
                                                                                                     -------------
56             Post-petition contributions/(distributions) or (draws)
                                                                                                     -------------
57
                       ----------------------------------------------------------                    -------------
58             Equity adjustment for pre-petition liabilities due to Chapter 11 filing                   ($311,760)
                                                                                                     -------------
59                     TOTAL EQUITY (DEFICIT)                                                          $54,155,574
                                                                                                     -------------
60        TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                       $61,288,316
                                                                                                     =============

                         SCHEDULES TO THE BALANCE SHEET
                             (General Business Case)

                                   Schedule A

                      Accounts Receivable and (Net) Payable

                                             ACCOUNTS RECEIVABLE        ACCOUNTS PAYABLE          PAST DUE
Receivables and Payables Agings           [PRE AND POST PETITION]      [POST PETITION]      POST PETITION DEBT
-------------------------------           -----------------------      ---------------      ------------------
     0 -30 Days                                        $0                   $105,119
                                                 --------                   --------
     31-60 Days                                   $21,145
                                                 --------                   --------
     61-90 Days                                   $35,413                                                 $0
                                                 --------                   --------                 --------
     91+ Days                                    $855,662
                                                 --------                   --------
     Total accounts receivable/payable           $912,220                   $105,119
                                                 --------                   ========

     Allowance for doubtful accounts             $798,626
                                                 --------
     Accounts receivable (net)                   $113,594
                                                 ========



                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                        COST OF GOODS SOLD
----------------------------------                                        ------------------
                                                     INVENTORY(IES)
                                                      BALANCE AT
                                                     END OF MONTH     INVENTORY BEGINNING OF MONTH                  $1,246,600
                                                     ------------                                                 ----------
                                                                      Add -
     Retail/Restaurants -                                               Net purchase
       Product for resale                                                                                           ----------
                                                     -----------        Direct labor
                                                                                                                    ----------

                                                                        Manufacturing overhead
                                                                                                                    ----------

     Distribution -                                                     Freight in
       Products for resale                           -----------        Other:
                                                                                                                    ----------
                                                                        Cost of goods sold - equipment                      $0
                                                                                                                    ----------
     Manufacturer -                                                     Cost of goods sold - service                        $0
       Raw Materials                                  $9,236,921                                                    ----------
                                                     -----------        Cost of goods sold - content                        $0
       Work-in-progress                                       $0                                                    ----------
                                                     -----------      Less -
       Finished goods                                 $1,992,838        Inventory End of Month                      $1,246,600
                                                     -----------                                                    ----------
     Other - Explain                                 ($9,983,159)       Shrinkage
                                                     -----------                                                    ----------
     Inventory reserve                                                  Personal Use
-------------------------------------                                                                               ----------
-------------------------------------
         TOTAL                                        $1,246,600      Cost of Goods Sold                                    $0
                                                     ===========                                                    ==========

     METHOD OF INVENTORY CONTROL                                           INVENTORY VALUATION METHODS

     Do you have a functioning perpetual inventory system?(1)              Indicate by a checkmark method
                                                                           of inventory used.
                 Yes   X       No

     How often do you take a complete physical inventory?(1)               Valuation methods -
                                                                             FIFO cost                           X
       Weekly                                                                                                 -------
                          ----------                                         LIFO cost
       Monthly                                                                                                -------
                          ----------                                         Lower of cost or market             X
       Quarterly                                                                                              -------
                          ----------                                         Retail method
       Semi-annually                                                                                          -------
                          ----------                                         Other
       Annually                                                                                               -------
                          ----------                                           Explain
                                                                               ---------------------------------------------------

                                                                               ---------------------------------------------------

                                                                               ---------------------------------------------------

Date of last physical inventory was               (1)
                                    ------------------------------
Date of next physical inventory is                (1)
                                    ------------------------------


(1) Inventory is maintained by a third-party-provider, BrightPoint, who performs periodic cycle counts on the Debtor's inventory.

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                COST                   MARKET VALUE
                                                                           ----                   ------------
       None                                                                          $0                           $0
       ----------------------------------------------------------   --------------------    -------------------------
       ----------------------------------------------------------   --------------------    -------------------------

       ----------------------------------------------------------   --------------------    -------------------------
       ----------------------------------------------------------   --------------------    -------------------------

       ----------------------------------------------------------   --------------------    -------------------------
       ----------------------------------------------------------   --------------------    -------------------------

       ----------------------------------------------------------   --------------------    -------------------------
       ----------------------------------------------------------   --------------------    -------------------------

       ----------------------------------------------------------   --------------------    -------------------------
       ----------------------------------------------------------   --------------------    -------------------------

       ----------------------------------------------------------   --------------------    -------------------------
       ----------------------------------------------------------   --------------------    -------------------------
       Total                                                                         $0                           $0
                                                                    ====================    =========================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                COST                    BOOK VALUE
                                                                           ----                    ----------
Computers -
       Network and office computers                                                  $0                           $0
       ----------------------------------------------------------   --------------------    -------------------------
       ----------------------------------------------------------   --------------------    -------------------------

       ----------------------------------------------------------   --------------------    -------------------------
       ----------------------------------------------------------   --------------------    -------------------------

       ----------------------------------------------------------   --------------------    -------------------------
       ----------------------------------------------------------   --------------------    -------------------------

       ----------------------------------------------------------   --------------------    -------------------------
       ----------------------------------------------------------   --------------------    -------------------------
       Total                                                                         $0                           $0
                                                                    ====================    =========================
Furniture & Fixtures -
       Workstations, cubicles, chairs, tables, etc.                                  $0                           $0
       ----------------------------------------------------------   --------------------    -------------------------
       ----------------------------------------------------------   --------------------    -------------------------

       ----------------------------------------------------------   --------------------    -------------------------
       ----------------------------------------------------------   --------------------    -------------------------

       ----------------------------------------------------------   --------------------    -------------------------
       ----------------------------------------------------------   --------------------    -------------------------

       ----------------------------------------------------------   --------------------    -------------------------
       ----------------------------------------------------------   --------------------    -------------------------
       Total                                                                         $0                           $0
                                                                    ====================    =========================
Office Equipment -
       Telephone system, printers, projectors, etc.                                  $0                           $0
       ----------------------------------------------------------   --------------------    -------------------------
       ----------------------------------------------------------   --------------------    -------------------------

       ----------------------------------------------------------   --------------------    -------------------------
       ----------------------------------------------------------   --------------------    -------------------------

       ----------------------------------------------------------   --------------------    -------------------------
       ----------------------------------------------------------   --------------------    -------------------------
       Total                                                                         $0                           $0
                                                                    ====================    =========================
Software -
       Prepaid Licenses & Support for Internal Use Software                          $0                           $0
       ----------------------------------------------------------   --------------------    -------------------------
       ----------------------------------------------------------   --------------------    -------------------------

       ----------------------------------------------------------   --------------------    -------------------------
       ----------------------------------------------------------   --------------------    -------------------------

       ----------------------------------------------------------   --------------------    -------------------------
       ----------------------------------------------------------   --------------------    -------------------------

       ----------------------------------------------------------   --------------------    -------------------------
       ----------------------------------------------------------   --------------------    -------------------------
       Total                                                                         $0                           $0
                                                                    ====================    =========================
Vehicles -
       2001 Chrysler PT Cruiser - Limited Edition                               $25,440                      $18,373
       ----------------------------------------------------------   --------------------    -------------------------
       ----------------------------------------------------------   --------------------    -------------------------

       ----------------------------------------------------------   --------------------    -------------------------
       ----------------------------------------------------------   --------------------    -------------------------

       ----------------------------------------------------------   --------------------    -------------------------
       ----------------------------------------------------------   --------------------    -------------------------

       ----------------------------------------------------------   --------------------    -------------------------
       ----------------------------------------------------------   --------------------    -------------------------
       Total                                                                    $25,440                      $18,373
                                                                    ====================    =========================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES

                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                       0-30 DAYS          31-60 DAYS         61-90 DAYS        91+ DAYS            TOTAL
                                    ---------          ----------         ----------        --------            -----
FEDERAL
        Income Tax Withholding                                                                                          $0
                                 -----------------  ------------------ ----------------- ---------------   ----------------
                                 -----------------  ------------------ ----------------- ---------------   ----------------
        FICA - Employee                                                                                                 $0
                                 -----------------  ------------------ ----------------- ---------------   ----------------
                                 -----------------  ------------------ ----------------- ---------------   ----------------
        FICA - Employer                                                                                                 $0
                                 -----------------  ------------------ ----------------- ---------------   ----------------
                                 -----------------  ------------------ ----------------- ---------------   ----------------
        Unemployment (FUTA)                                                                                             $0
                                 -----------------  ------------------ ----------------- ---------------   ----------------
                                 -----------------  ------------------ ----------------- ---------------   ----------------
        Income                                                                                                          $0
                                 -----------------  ------------------ ----------------- ---------------   ----------------
                                 -----------------  ------------------ ----------------- ---------------   ----------------
        Other (Attach List)                                                                                             $0
                                 -----------------  ------------------ ----------------- ---------------   ----------------
                                 -----------------  ------------------ ----------------- ---------------   ----------------
TOTAL FEDERAL TAXES                            $0                  $0                $0              $0                 $0
                                 -----------------  ------------------ ----------------- ---------------   ----------------
                                 -----------------  ------------------ ----------------- ---------------   ----------------
STATE AND LOCAL

        Income Tax Withholding                                                                                          $0
                                 -----------------  ------------------ ----------------- ---------------   ----------------
                                 -----------------  ------------------ ----------------- ---------------   ----------------
        Unemployment (UT)                                                                                               $0
                                 -----------------  ------------------ ----------------- ---------------   ----------------
                                 -----------------  ------------------ ----------------- ---------------   ----------------
        Disability Insurance (DI)                                                                                       $0
                                 -----------------  ------------------ ----------------- ---------------   ----------------
                                 -----------------  ------------------ ----------------- ---------------   ----------------
        Empl. Training Tax (ETT)                                                                                        $0
                                 -----------------  ------------------ ----------------- ---------------   ----------------
                                 -----------------  ------------------ ----------------- ---------------   ----------------
        Sales                                  $0                  $2                                                   $2
                                 -----------------  ------------------ ----------------- ---------------   ----------------
                                 -----------------  ------------------ ----------------- ---------------   ----------------
        Excise                                                                                                          $0
                                 -----------------  ------------------ ----------------- ---------------   ----------------
                                 -----------------  ------------------ ----------------- ---------------   ----------------
        Real property                                                                                                   $0
                                 -----------------  ------------------ ----------------- ---------------   ----------------
                                 -----------------  ------------------ ----------------- ---------------   ----------------
        Personal property                                                                                               $0
                                 -----------------  ------------------ ----------------- ---------------   ----------------
                                 -----------------  ------------------ ----------------- ---------------   ----------------
        Income                                                                                                          $0
                                 -----------------  ------------------ ----------------- ---------------   ----------------
                                 -----------------  ------------------ ----------------- ---------------   ----------------
        Other (Attach List)                                                                                             $0
                                 -----------------  ------------------ ----------------- ---------------   ----------------
                                 -----------------  ------------------ ----------------- ---------------   ----------------
TOTAL STATE & LOCAL TAXES                      $0                  $2                $0              $0                 $2
                                 -----------------  ------------------ ----------------- ---------------   ----------------
                                 -----------------  ------------------ ----------------- ---------------   ----------------
TOTAL TAXES                                    $0                  $2                $0              $0                 $2
                                 =================  ================== ================= ===============   ================

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                      CLAIMED           ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -          AMOUNT (2)          AMOUNT (3)
-------------------------------------------         ----------          ----------
        Secured claims  (1)                                    $0                $0
                                                 -----------------   ---------------
        Priority claims other than taxes               $3,479,078            $3,079
                                                 -----------------   ---------------
        Priority tax claims                                    $0           $81,982
                                                 -----------------   ---------------
        General unsecured claims                      $39,353,556        $6,125,354
                                                 -----------------   ---------------

        (1)      The Debtor does not have any secured liabilities.

        (2) The above amount represents the total amount of claims filed in the Debtor's Schedule of Assets and Liabilities (SoAL).

        (3) The total represents the Debtor's balances recorded in accordance with GAAP as of Apr 30, 2002. This amount does not included any contingent, unliquidated, or disputed claims that were either originally scheduled by the Debtor or filed as a claim by Creditors. The primary difference between the claimed & allowed amount reported herein is the potential News Corporation Limited claim of approximately $29.4 million and Management's change of control claim of approximately $2.8 million.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION

                    NOT APPLICABLE TO GENERAL BUSINESS CASES


                                   SCHEDULE H

                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                        ACCOUNT 1        ACCOUNT 2       ACCOUNT 3      ACCOUNT 4       ACCOUNT 5       ACCOUNT 6
                                        ---------        ---------       ---------      ---------       ---------       ---------
Bank                                  Silicon Valley  Silicon Valley  Silicon Valley  Silicon Valley   Wells Fargo  American Express
                                        ---------        ---------       ---------      ---------       ---------       ---------
Account Type                         Chapter 11 - DIP   Investment       Restricted         CD        Merchant Bank   Merchant Bank
                                        ---------        ---------       ---------      ---------       ---------       ---------
Account No.                             3300271245      3300271245       3300346325     8800050262
                                        ----------      ----------       ----------     ----------
Account Purpose                      General Banking  General Banking General Banking      (a)             (b)             (c)
                                        ---------        ---------       ---------      ---------       ---------       ---------
Balance, End of Month                   ($18,355)       $7,482,349        $136,372       $22,000        $921,428        $463,745
                                        ---------        ---------       ---------      ---------       ---------       ---------
Total Funds on Hand for all Accounts    $9,007,540
                                        ==========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

(a) Restricted cash - Certificate of Deposit for the California State Board of Equalization.

(b) This is a reserve account established by Wells Fargo Bank, which is held in a certificate of deposit in the Debtor's name. Funds are held by Wells Fargo as security for the Debtor's chargeback liability.

(c) This is a reserve account established by American Express, which is held in a certificate of deposit in the Debtor's name. Funds are held by American Express as security for the Debtor's chargeback liability.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 04/30/02

                                                                                             Actual          Cumulative
     CASH RECEIPTS                                                                        Current Month    (Case to Date)
     -------------                                                                        -------------    --------------
1           Rent/Leases Collected                                                                   $0                 $0
                                                                                            ----------         ----------
2           Cash Received from Sales                                                           $23,815         $1,695,854
                                                                                            ----------         ----------
3           Interest Received                                                                   $9,937            $34,864
                                                                                            ----------         ----------
4           Borrowings                                                                              $0                 $0
                                                                                            ----------         ----------
5           Funds from Shareholders, Partners, or Other Insiders                                    $0                 $0
                                                                                            ----------         ----------
6           Capital Contributions                                                                   $0                 $0
                                                                                            ----------         ----------
7           Other:  Net Proceeds from EarthLink for Asset Purchase & Transition Services            $0         $2,577,388
            ----------------------------------------------------------------------------    ----------         ----------
8
            ----------------------------------------------------------------------------    ----------         ----------
9
            ----------------------------------------------------------------------------    ----------         ----------
10
            ----------------------------------------------------------------------------    ----------         ----------
11
            ----------------------------------------------------------------------------    ----------         ----------
12                                                                                             $33,752         $4,308,106
                                                                                            ----------         ----------
     CASH DISBURSEMENTS
13          Payments for Inventory                                                                  $0                 $0
                                                                                            ----------         ----------
14          Selling                                                                                 $0            $79,461
                                                                                            ----------         ----------
15          Administrative                                                                     $35,170           $324,018
                                                                                            ----------         ----------
16          Capital Expenditures                                                                    $0                 $0
                                                                                            ----------         ----------
17          Principal Payments on Debt                                                              $0                 $0
                                                                                            ----------         ----------
18          Interest Paid                                                                           $0                 $0
                                                                                            ----------         ----------
19                  Personal Property                                                               $0             $4,512
                                                                                            ----------         ----------
20                  Real Property                                                              $16,713           $159,287
            Amount Paid to Owner(s)/Officer(s)                                              ----------         ----------

21                  Salaries                                                                   $41,667           $251,044
                                                                                            ----------         ----------
22                  Draws                                                                           $0                 $0
                                                                                            ----------         ----------
23                  Commissions/Royalties                                                           $0                 $0
                                                                                            ----------         ----------
24                  Expense Reimbursements                                                      $2,042            $32,086
                                                                                            ----------         ----------
25                  Other                                                                           $0                 $0
                                                                                            ----------         ----------
26          Salaries/Commissions (less employee withholding)                                   $34,494           $660,519
                                                                                            ----------         ----------
27          Management Fees                                                                         $0                 $0
            Taxes:                                                                          ----------         ----------
28                  Employee Withholding                                                            $0                 $0
                                                                                            ----------         ----------
29                  Employer Payroll Taxes                                                          $0                 $0
                                                                                            ----------         ----------
30                  Real Property Taxes                                                             $0                 $0
                                                                                            ----------         ----------
31                  Other Taxes                                                                $41,834            $46,507
                                                                                            ----------         ----------
32          Other Cash Outflows:
33                  Bank Fees                                                                     $135               $511
                                                                                            ----------         ----------
                    ------------------------------------------------------------
34                  Customer Chargebacks on Credit Card Transactions                           $17,758           $147,503
                                                                                            ----------         ----------
                    ------------------------------------------------------------
35                  Payments for Cost of Providing Services                                    $17,742         $1,112,346
                                                                                            ----------         ----------
                    ------------------------------------------------------------
36                  Payments for Professional Services in Connection with Chp 11 Case          $12,846            $65,997
                                                                                            ----------         ----------
                    ------------------------------------------------------------
37                  Payments to U.S. Trustee                                                        $0             $2,000
                                                                                            ----------         ----------
                    ------------------------------------------------------------
                    Payments to OmniSky Israel for work done on behalf of OmniSky US                $0            $80,000
                                                                                            ----------         ----------
                    ------------------------------------------------------------
                    Payments for Approved Executory Contract Cure Amounts                           $0         $1,779,339
                                                                                            ----------         ----------
                    ------------------------------------------------------------
                    Payments to Outside Engineering Consultants                                     $0            $29,726
                                                                                            ----------         ----------
                    ------------------------------------------------------------
                    Nomad IQ Legal Services Retainer                                                $0           $250,000
                                                                                            ----------         ----------
                    ------------------------------------------------------------

38                  TOTAL CASH DISBURSEMENTS:                                                 $220,401         $5,024,856
                                                                                            ----------         ----------
39   NET INCREASE (DECREASE) IN CASH                                                         ($186,649)         ($716,750)
                                                                                            ----------         ----------
40   CASH BALANCE, BEGINNING OF PERIOD                                                      $9,194,188         $9,724,289
                                                                                            ----------         ----------
41   CASH BALANCE, END OF PERIOD                                                            $9,007,539         $9,007,539
                                                                                            ==========         ==========

                             STATEMENT OF CASH FLOWS

           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 04/30/02
                                              --------

      CASH FLOWS FROM OPERATING ACTIVITIES                                                           ACTUAL           CUMULATIVE
                                                                                                  CURRENT MONTH     (CASE TO DATE)
1           Cash Received from Sales                                                                    $23,815       $1,695,854
                                                                                                     ----------       ----------
2           Rent/Leases Collected                                                                            $0               $0
                                                                                                     ----------       ----------
3           Interest Received                                                                                $0               $0
                                                                                                     ----------       ----------
4           Cash Paid to Suppliers                                                                      $17,742       $1,112,345
                                                                                                     ----------       ----------
5           Cash Paid for Selling Expenses                                                                   $0          $79,461
                                                                                                     ----------       ----------
6           Cash Paid for Administrative Expenses
            Cash Paid for Rents/Leases:                                                                 $35,170         $324,018
                                                                                                     ----------       ----------
7               Personal Property                                                                            $0           $4,512
                                                                                                     ----------       ----------
8               Real Property                                                                           $16,713         $159,287
                                                                                                     ----------       ----------
9           Cash Paid for Interest                                                                           $0               $0
                                                                                                     ----------       ----------
10          Cash Paid for Net Payroll and Benefits                                                      $34,494         $660,519
                                                                                                     ----------       ----------
            Cash Paid to Owner(s)/Officer(s)
11              Salaries                                                                                $41,667         $251,044
                                                                                                     ----------       ----------
12              Draws                                                                                        $0               $0
                                                                                                     ----------       ----------
13              Commissions/Royalties                                                                        $0               $0
                                                                                                     ----------       ----------
14              Expense Reimbursements                                                                   $2,042          $32,086
                                                                                                     ----------       ----------
15              Other                                                                                        $0               $0
                                                                                                     ----------       ----------
            Cash Paid for Taxes Paid/Deposited to Tax Acct.
16              Employer Payroll Tax                                                                         $0               $0
                                                                                                     ----------       ----------
17              Employee Withholdings                                                                        $0               $0
                                                                                                     ----------       ----------
18              Real Property Taxes                                                                          $0               $0
                                                                                                     ----------       ----------
19              Other Taxes                                                                             $41,834          $46,507
                                                                                                     ----------       ----------
20          Cash Paid for General Expenses
                                                                                                     ----------       ----------
21              Bank Fees                                                                                  $135             $511
                                                                                                     ----------       ----------
22              Customer Chargebacks on Credit Card Transactions                                        $17,758         $147,503
                                                                                                     ----------       ----------
23              Payments to OmniSky Israel for work done on behalf of OmniSky US                             $0          $80,000
                                                                                                     ----------       ----------
24              Payments to Outside Engineering Consultants                                                  $0          $29,726
                                                                                                     ----------       ----------
25              Payments for Approved Executory Contract Cure Amounts                                        $0       $1,779,340
                                                                                                     ----------       ----------
26              Nomad IQ Legal Services Retainer                                                             $0         $250,000
                                                                                                     ----------       ----------
27              NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS          ($183,740)     ($3,261,005)
                                                                                                     ----------       ----------
      CASH FLOWS FROM REORGANIZATION ITEMS

28          Interest Received on Cash Accumulated Due to Chp 11 Case                                     $9,937          $34,864
                                                                                                     ----------       ----------
29          Professional Fees Paid for Services in Connection with Chp 11 Case                          $12,846          $65,997
                                                                                                     ----------       ----------
30          U.S. Trustee Quarterly Fees                                                                      $0           $2,000
                                                                                                     ----------       ----------
31
            --------------------------------------------------------------------                     ----------       ----------
32              NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                        ($2,909)        ($33,133)
                                                                                                     ----------       ----------
33    NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                      ($186,649)     ($3,294,138)
                                                                                                     ----------       ----------
      CASH FLOWS FROM INVESTING ACTIVITIES

34          Capital Expenditures                                                                             $0               $0
                                                                                                     ----------       ----------
35          Proceeds from Sales of Capital Goods due to Chp 11 Case                                          $0       $2,577,388
                                                                                                     ----------       ----------
36
            --------------------------------------------------------------------                     ----------       ----------
37              NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                             $0       $2,577,388
                                                                                                     ----------       ----------
      CASH FLOWS FROM FINANCING ACTIVITIES

38          Net Borrowings (Except Insiders)                                                                 $0               $0
                                                                                                     ----------       ----------
39          Net Borrowings from Shareholders, Partners, or Other Insiders                                    $0               $0
                                                                                                     ----------       ----------
40          Capital Contributions                                                                            $0               $0
                                                                                                     ----------       ----------
41          Principal Payments                                                                               $0               $0
                                                                                                     ----------       ----------
42
            --------------------------------------------------------------------                     ----------       ----------
43              NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                             $0               $0
                                                                                                     ----------       ----------
44    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                            ($186,649)       ($716,750)
                                                                                                     ----------       ----------
45    CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                               $9,194,188       $9,724,289
                                                                                                     ----------       ----------
46    CASH AND CASH EQUIVALENTS AT END OF PERIOD                                                     $9,007,539       $9,007,539
                                                                                                     ==========       ==========

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  NomadIQ, Inc.                    CASE NO.    01-33128 (DM)
                                         CHAPTER 11
                                         MONTHLY OPERATING REPORT
                                         (GENERAL BUSINESS CASE)


                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:    Apr 02                     PETITION DATE:     12/10/01

1.  Debtor in possession (or trustee) hereby submits this Monthly Operating Report
    on the Accrual Basis of accounting (or if checked here                                ----
    the Office of the U.S. Trustee or the Court has approved the Cash Basis of
    Accounting for the Debtor).
    Dollars reported in   $1
                          --

                                                                 END OF CURRENT      END OF PRIOR      AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                     MONTH              MONTH             FILING
                                                                 --------------      ------------      --------------
    a.  Current Assets                                                      $0                $0
                                                                 --------------      ------------
    b.  Total Assets                                                        $0                $0                  $0
                                                                 --------------      ------------      --------------
    c.  Current Liabilities                                                 $0                $0
                                                                 --------------      ------------
    d.  Total Liabilities                                                   $0                $0                  $0
                                                                 --------------      ------------      --------------

                                                                                                         CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH          CURRENT MONTH       PRIOR MONTH      (CASE TO DATE)
                                                                 --------------      ------------      --------------

    a.  Total Receipts                                                      $0                $0                  $0
                                                                 --------------      ------------      --------------
    b.  Total Disbursements                                                 $0                $0                  $0
                                                                 --------------      ------------      --------------
    c.  Excess (Deficiency) of Receipts Over
        Disbursements (a - b)                                               $0                $0                  $0
                                                                 --------------      ------------      --------------
    d.  Cash Balance Beginning of Month                                     $0                $0                  $0
                                                                 --------------      ------------      --------------
    e.  Cash Balance End of Month (c + d)                                   $0                $0                  $0
                                                                 --------------      ------------      --------------


                                                                                                         CUMULATIVE
                                                                  CURRENT MONTH       PRIOR MONTH      (CASE TO DATE)
                                                                 --------------      ------------      --------------

4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                          $0                $0                  $0
                                                                 --------------      ------------      --------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                             $0                $0
                                                                 --------------      ------------
6.  POST-PETITION LIABILITIES                                               $0                $0
                                                                 --------------      ------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                  $0                $0
                                                                 --------------      ------------

AT THE END OF THIS REPORTING MONTH:                                                                      YES            NO
                                                                                                         ---            --
8.  Have any payments been made on pre-petition debt, other than payments in the normal                                 X
    course to secured creditors or lessors? (if yes, attach listing including date of                -----------   -----------
    payment, amount of payment and name of payee)

9.  Have any payments been made to professionals?  (if yes, attach listing including date of                            X
    payment, amount of payment and name of payee)                                                    -----------   ------------

10. If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                     -----------   ------------

11. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                               X
    attach listing including date of payment, amount and reason for payment, and name of payee)      -----------   ------------

12. Is the estate insured for replacement cost of assets and for general liability?                       X
                                                                                                     -----------   ------------
13. Are a plan and disclosure statement on file?                                                          X
                                                                                                     -----------   ------------
14. Was there any post-petition borrowing during this reporting period?                                                 X
                                                                                                     -----------   ------------

15. Check if paid: Post-petition taxes    X    ;   U.S. Trustee Quarterly Fees   X   ; Check if filing is current for: Post-petition
                                       -------                                -------
    tax reporting and tax returns:        X
                                       -------

    (Attach explanation, if post-petition taxes or U.S. Trustee
    Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 5/20/02                  /s/ Michael Malesardi
      ----------------         -------------------------------------------------
                               Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 04/30/02
                                              ---------

            CURRENT MONTH
------------------------------------                                                             CUMULATIVE     NEXT MONTH
 ACTUAL       FORECAST     VARIANCE                                                            (CASE TO DATE)    FORECAST
 ------       --------     --------                                                            --------------    --------
                                            REVENUES:
      $0                         $0     1   Gross Sales                                                    $0
---------    ----------  -----------                                                           --------------   ----------
      $0                         $0     2   less: Sales Returns & Allowances                               $0
---------    ----------  -----------                                                           --------------   ----------
      $0            $0           $0     3   Net Sales                                                      $0           $0
---------    ----------  -----------                                                           --------------   ----------
      $0                         $0     4   less: Cost of Goods Sold      (Schedule 'B')                   $0
---------    ----------  -----------                                                           --------------   ----------
      $0            $0           $0     5   Gross Profit                                                   $0           $0
---------    ----------  -----------                                                           --------------   ----------
      $0                         $0     6   Interest                                                       $0
---------    ----------  -----------                                                           --------------   ----------
      $0                         $0     7   Other Income:                                                  $0
---------    ----------  -----------                     -----------------------------------   --------------   ----------
      $0                         $0     8                                                                  $0
---------    ----------  -----------        ------------------------------------------------   --------------   ----------
      $0                         $0     9                                                                  $0
---------    ----------  -----------        ------------------------------------------------   --------------   ----------
      $0            $0           $0    10       TOTAL REVENUES                                             $0           $0
---------    ----------  -----------                                                           --------------   ----------
                                            EXPENSES:

      $0                         $0    11   Compensation to Owner(s)/Officer(s)                            $0
---------    ----------  -----------                                                           --------------   ----------
      $0                         $0    12   Salaries                                                       $0
---------    ----------  -----------                                                           --------------   ----------
      $0                         $0    13   Commissions                                                    $0
---------    ----------  -----------                                                           --------------   ----------
      $0                         $0    14   Contract Labor                                                 $0
---------    ----------  -----------                                                           --------------   ----------
                                            Rent/Lease:

     $0                         $0     15      Personal Property                                           $0
---------    ----------  -----------                                                           --------------   ----------
      $0                         $0    16      Real Property                                               $0
---------    ----------  -----------                                                           --------------   ----------
      $0                         $0    17   Insurance                                                      $0
---------    ----------  -----------                                                           --------------   ----------
      $0                         $0    18   Management Fees                                                $0
---------    ----------  -----------                                                           --------------   ----------
      $0                         $0    19   Depreciation                                                   $0
---------    ----------  -----------                                                           --------------   ----------

                                            Taxes:
      $0                         $0
---------    ----------  -----------   20       Employer Payroll Taxes                                     $0
                                                                                               --------------   ----------
      $0                         $0    21       Real Property Taxes                                        $0
---------    ----------  -----------                                                           --------------   ----------
      $0                         $0    22       Other Taxes                                                $0
---------    ----------  -----------                                                           --------------   ----------
      $0                         $0    23   Other Selling                                                  $0
---------    ----------  -----------                                                           --------------   ----------
      $0                         $0    24   Other Administrative                                           $0
---------    ----------  -----------                                                           --------------   ----------
      $0                         $0    25   Interest                                                       $0
---------    ----------  -----------                                                           --------------   ----------
      $0                         $0    26   Other Expenses:                                                $0
---------    ----------  -----------                       ---------------------------------   --------------   ----------
                                 $0    27
---------    ----------  -----------        ------------------------------------------------   --------------   ----------
                                 $0    28
---------    ----------  -----------        ------------------------------------------------   --------------   ----------
                                 $0    29
---------    ----------  -----------        ------------------------------------------------   --------------   ----------
                                 $0    30
---------    ----------  -----------        ------------------------------------------------   --------------   ----------
                                 $0    31
---------    ----------  -----------        ------------------------------------------------   --------------   ----------
                                 $0    32
---------    ----------  -----------        ------------------------------------------------   --------------   ----------
                                 $0    33
---------    ----------  -----------        ------------------------------------------------   --------------   ----------
                                 $0    34
---------    ----------  -----------        ------------------------------------------------   --------------   ----------
      $0           $0            $0    35       TOTAL EXPENSES                                             $0           $0
---------    ----------  -----------                                                           --------------   ----------
      $0           $0            $0    36   SUBTOTAL                                                       $0           $0
---------    ----------  -----------                                                           --------------   ----------
                                            REORGANIZATION ITEMS:
      $0                         $0
---------    ----------  -----------   37   Professional Fees                                              $0
                                                                                               --------------   ----------
      $0                         $0    38   Provisions for Rejected Executory Contracts                    $0
---------    ----------  -----------                                                           --------------   ----------
      $0                         $0    39   Interest Earned on Accumulated Cash from                       $0
---------    ----------  -----------                                                           --------------   ----------
                                            Resulting Chp 11 Case

      $0                         $0    40   Gain or (Loss) from Sale of Equipment                          $0
---------    ----------  -----------                                                           --------------   ----------
      $0                         $0    41   U.S. Trustee Quarterly Fees                                    $0
---------    ----------  -----------                                                           --------------   ----------
      $0                         $0    42                                                                  $0
---------    ----------  --------           ------------------------------------------------   --------------   ----------
      $0           $0            $0    43        TOTAL REORGANIZATION ITEMS                                $0           $0
---------    ----------  -----------                                                           --------------   ----------
      $0           $0            $0    44   NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                 $0           $0
---------    ----------  -----------                                                           --------------   ----------
      $0                         $0    45   Federal & State Income Taxes                                   $0
---------    ----------  ----------                                                            --------------   ----------
      $0           $0            $0    46   NET PROFIT (LOSS)                                              $0           $0
=========    ==========  ===========                                                           ==============   ==========


Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET

                             (GENERAL BUSINESS CASE)

                          FOR THE MONTH ENDED 04/30/02

     ASSETS
                                                                                FROM SCHEDULES           MARKET VALUE
                                                                                --------------           ------------
          CURRENT ASSETS
 1             Cash and cash equivalents - unrestricted                                                                   $0
                                                                                                  ---------------------------
 2             Cash and cash equivalents - restricted                                                                     $0
                                                                                                  ---------------------------
 3             Accounts receivable (net)                                               A                                  $0
                                                                                                  ---------------------------
 4             Inventory                                                               B                                  $0
                                                                                                  ---------------------------
 5             Prepaid expenses                                                                                           $0
                                                                                                  ---------------------------
 6             Professional retainers                                                                                     $0
                                                                                                  ---------------------------
 7             Other:                                                                                                     $0
               --------------------------------------------------------------                     ---------------------------
 8
               --------------------------------------------------------------                     ---------------------------
 9                     TOTAL CURRENT ASSETS                                                                               $0
                                                                                                  ---------------------------

          PROPERTY AND EQUIPMENT (MARKET VALUE)

10             Real property                                                           C                                  $0
                                                                                                  ---------------------------
11             Machinery and equipment                                                 D                                  $0
                                                                                                  ---------------------------
12             Furniture and fixtures                                                  D                                  $0
                                                                                                  ---------------------------
13             Office equipment                                                        D                                  $0
                                                                                                  ---------------------------
14             Leasehold improvements                                                  D                                  $0
                                                                                                  ---------------------------
15             Vehicles                                                                D                                  $0
                                                                                                  ---------------------------
16             Other:                                                                  D
               --------------------------------------------------------------                     ---------------------------
17                                                                                     D
               --------------------------------------------------------------                     ---------------------------
18                                                                                     D
               --------------------------------------------------------------                     ---------------------------
19                                                                                     D
               --------------------------------------------------------------                     ---------------------------
20                                                                                     D
               --------------------------------------------------------------                     ---------------------------

21                     TOTAL PROPERTY AND EQUIPMENT                                                                       $0
                                                                                                  ---------------------------
          OTHER ASSETS

22             Loans to shareholders                                                                                      $0
                                                                                                  ---------------------------
23             Loans to affiliates                                                                                        $0
                                                                                                  ---------------------------
24
               --------------------------------------------------------------                     ---------------------------
25
               --------------------------------------------------------------                     ---------------------------
26
               --------------------------------------------------------------                     ---------------------------
27
               --------------------------------------------------------------                     ---------------------------
28                     TOTAL OTHER ASSETS                                                                                 $0
                                                                                                  ---------------------------
29                     TOTAL ASSETS                                                                                       $0
                                                                                                  ===========================

     NOTE:

         Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

     LIABILITIES FROM SCHEDULES

          POST-PETITION

               CURRENT LIABILITIES

30                     Salaries and wages                                                                                 $0
                                                                                                  ---------------------------
31                     Payroll taxes                                                                                      $0
                                                                                                  ---------------------------
32                     Real and personal property taxes                                                                   $0
                                                                                                  ---------------------------
33                     Income taxes                                                                                       $0
                                                                                                  ---------------------------
34                     Sales taxes                                                                                        $0
                                                                                                  ---------------------------
35                     Notes payable (short term)                                                                         $0
                                                                                                  ---------------------------
36                     Accounts payable (trade)                                        A                                  $0
                                                                                                  ---------------------------
37                     Real property lease arrearage                                                                      $0
                                                                                                  ---------------------------
38                     Personal property lease arrearage                                                                  $0
                                                                                                  ---------------------------
39                     Accrued professional fees                                                                          $0
                                                                                                  ---------------------------
40                     Current portion of long-term post-petition debt
                         (due within 12 months)                                                                            $0
                                                                                                  ---------------------------
41                     Other:                                                                                             $0
                                  -------------------------------------------                     ---------------------------
42

                       ------------------------------------------------------                     ---------------------------
43

                       ------------------------------------------------------                     ---------------------------
44                     TOTAL CURRENT LIABILITIES                                                                          $0
                                                                                                  ---------------------------
45             LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                  ---------------------------
46                     TOTAL POST-PETITION LIABILITIES                                                                    $0
                                                                                                  ---------------------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47                     Secured claims                                                  F                                  $0
                                                                                                  ---------------------------
48                     Priority unsecured claims                                       F                                  $0
                                                                                                  ---------------------------
49                     General unsecured claims                                        F                                  $0
                                                                                                  ---------------------------
50                     TOTAL PRE-PETITION LIABILITIES                                                                     $0
                                                                                                  ---------------------------
51                     TOTAL LIABILITIES                                                                                  $0
                                                                                                  ---------------------------
     EQUITY (DEFICIT)

52             Retained Earnings/(Deficit) at time of filing                                                              $0
                                                                                                  ---------------------------
53             Capital Stock                                                                                              $0
                                                                                                  ---------------------------
54             Additional paid-in capital                                                                                 $0
                                                                                                  ---------------------------
55             Cumulative profit/(loss) since filing of case                                                              $0
                                                                                                  ---------------------------
56             Post-petition contributions/(distributions) or (draws)                                                     $0
                                                                                                  ---------------------------
57
               --------------------------------------------------------------                     ---------------------------

58             Market value adjustment                                                                                    $0
                                                                                                  ---------------------------
59                     TOTAL EQUITY (DEFICIT)                                                                             $0
                                                                                                  ---------------------------
60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                               $0
                                                                                                  ===========================

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                             ACCOUNTS RECEIVABLE           ACCOUNTS PAYABLE          PAST DUE
                                            [PRE AND POST PETITION]         [POST PETITION]      POST PETITION DEBT
RECEIVABLES AND PAYABLES AGINGS             -----------------------        -----------------     ------------------
     0 -30 Days                                                  $0                      $0
                                          --------------------------    --------------------
     31-60 Days                                                  $0                      $0
                                          --------------------------    --------------------
     61-90 Days                                                  $0                      $0                       $0
                                          --------------------------    --------------------   ----------------------
     91+ Days                                                    $0                      $0
                                          --------------------------    --------------------
     Total accounts receivable/payable                           $0                      $0
                                          --------------------------    ====================
     Allowance for doubtful accounts
                                          --------------------------
     Accounts receivable (net)                                   $0
                                          ==========================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                       COST OF GOODS SOLD

                                      INVENTORY(IES)        INVENTORY BEGINNING OF MONTH
                                        BALANCE AT
                                       END OF MONTH
                                                                                             ----------------------
                                                            Add -
     Retail/Restaurants -                                     Net purchase
                                                                                             ----------------------
       Product for resale                                     Direct labor
                            ------------------------------                                   ----------------------
                                                              Manufacturing overhead
                                                                                             ----------------------
     Distribution -                                           Freight in
                                                                                             ----------------------
       Products for resale                                    Other:
                            ------------------------------  -------------------------------  ----------------------
                                                            -------------------------------  ----------------------
     Manufacturer -
       Raw Materials
                            ------------------------------
       Work-in-progress                                     Less -
                            ------------------------------
       Finished goods                                         Inventory End of Month
                            ------------------------------                                   ----------------------
                                                              Shrinkage
                                                                                             ----------------------
     Other - Explain                                          Personal Use
                            ------------------------------                                   ----------------------
     ---------------------
                                                            Cost of Goods Sold                                  $0
     ---------------------                                                                   ======================
         TOTAL                                         $0
                            ==============================

METHOD OF INVENTORY CONTROL
Do you have a functioning perpetual inventory system?

 Yes         No
     ------     -------                  INVENTORY VALUATION METHODS
                                         Indicate by a checkmark method of
                                         inventory used.

How often do you take a complete          Valuation methods -
physical inventory?                       FIFO cost
                                                                       ---
                                                                       ---
       Weekly                             LIFO cost
                           -------                                     ---
       Monthly                            Lower of cost or market
                           -------                                     ---
       Quarterly                          Retail method
                           -------                                     ---
       Semi-annually                      Other
                           -------                                     ---
       Annually                             Explain
                           -------

Date of last physical inventory was

-------------------                       --------------------

Date of next physical inventory is        --------------------

-------------------                       --------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                COST                   MARKET VALUE
                                                                           ----                   ------------
       ----------------------------------------------------------   --------------------    -------------------------
       ----------------------------------------------------------   --------------------    -------------------------
       ----------------------------------------------------------   --------------------    -------------------------
       ----------------------------------------------------------   --------------------    -------------------------
       ----------------------------------------------------------   --------------------    -------------------------
       ----------------------------------------------------------   --------------------    -------------------------
       Total                                                                         $0                           $0
                                                                    ====================    =========================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                               COST                   MARKET VALUE
                                                                          ----                   ------------
Machinery & Equipment -
       ----------------------------------------------------------    --------------------    -------------------------
       ----------------------------------------------------------    --------------------    -------------------------
       ----------------------------------------------------------    --------------------    -------------------------
       ----------------------------------------------------------    --------------------    -------------------------
       Total                                                                          $0                           $0
                                                                     ====================    =========================
Furniture & Fixtures -
       ----------------------------------------------------------    --------------------    -------------------------
       ----------------------------------------------------------    --------------------    -------------------------
       ----------------------------------------------------------    --------------------    -------------------------
       ----------------------------------------------------------    --------------------    -------------------------
       Total                                                                          $0                           $0
                                                                     ====================    =========================
Office Equipment -
       ----------------------------------------------------------    --------------------    -------------------------
       ----------------------------------------------------------    --------------------    -------------------------
       ----------------------------------------------------------    --------------------    -------------------------
       Total                                                                         $0                           $0
                                                                     ====================    =========================
Leasehold Improvements -
       ----------------------------------------------------------    --------------------    -------------------------
       ----------------------------------------------------------    --------------------    -------------------------
       ----------------------------------------------------------    --------------------    -------------------------
       ----------------------------------------------------------    --------------------    -------------------------
       Total                                                                         $0                           $0
                                                                     ====================    =========================
Vehicles -
       ----------------------------------------------------------    --------------------    -------------------------
       ----------------------------------------------------------    --------------------    -------------------------
       ----------------------------------------------------------    --------------------    -------------------------
       ----------------------------------------------------------    --------------------    -------------------------
       Total                                                                         $0                           $0
                                                                     ====================    =========================

                                   Schedule E
                          Aging of Post-Petition Taxes
                   (As of End of the Current Reporting Period)

Taxes Payable                        0-30 Days           31-60 Days          61-90 Days         91+ Days           Total
Federal
        Income Tax Withholding                                                                                             $0
                                  -----------------   ------------------  -----------------  ---------------   ---------------
        FICA - Employee                                                                                                    $0
                                  -----------------   ------------------  -----------------  ---------------   ---------------
        FICA - Employer                                                                                                    $0
                                  -----------------   ------------------  -----------------  ---------------   ---------------
        Unemployment (FUTA)                                                                                                $0
                                  -----------------   ------------------  -----------------  ---------------   ---------------
        Income                                                                                                             $0
                                  -----------------   ------------------  -----------------  ---------------   ---------------
        Other (Attach List)                                                                                                $0
                                  -----------------   ------------------  -----------------  ---------------   ---------------
Total Federal Taxes                             $0                   $0                 $0               $0                $0
                                  -----------------   ------------------  -----------------  ---------------   ---------------
State and Local
        Income Tax Withholding                                                                                             $0
                                  -----------------   ------------------  -----------------  ---------------   ---------------
        Unemployment (UT)                                                                                                  $0
                                  -----------------   ------------------  -----------------  ---------------   ---------------
        Disability Insurance (DI)                                                                                          $0
                                  -----------------   ------------------  -----------------  ---------------   ---------------
        Empl. Training Tax (ETT)                                                                                           $0
                                  -----------------   ------------------  -----------------  ---------------   ---------------
        Sales                                                                                                              $0
                                  -----------------   ------------------  -----------------  ---------------   ---------------
        Excise                                                                                                             $0
                                  -----------------   ------------------  -----------------  ---------------   ---------------
        Real property                                                                                                      $0
                                  -----------------   ------------------  -----------------  ---------------   ---------------
        Personal property                                                                                                  $0
                                  -----------------   ------------------  -----------------  ---------------   ---------------
        Income                                                                                                             $0
                                  -----------------   ------------------  -----------------  ---------------   ---------------
        Other (Attach List)                                                                                                $0
                                  -----------------   ------------------  -----------------  ---------------   ---------------
Total State & Local Taxes                       $0                   $0                 $0               $0                $0
                                  -----------------  ------------------   ----------------- ---------------    ---------------
Total Taxes                                     $0                  $0                $0              $0                $0
                                  =================  ==================   ================= ===============    ===============

                                   Schedule F
                            Pre-Petition Liabilities

List Total Claims For Each Classification -         Claimed         Allowed
-------------------------------------------         -------         -------
                                                    Amount          Amount (b)
        Secured claims  (a)                                  $0              $0
                                               ----------------- ---------------
        Priority claims other than taxes                     $0              $0
                                               ----------------- ---------------
        Priority tax claims                                  $0              $0
                                               ----------------- ---------------
        General unsecured claims                             $0              $0
                                               ----------------- ---------------

         (a)      List total amount of claims even it under secured.

         (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   Schedule G
                            Rental Income Information
                    Not applicable to General Business Cases


                                   Schedule H
                  Recapitulation of Funds Held at End of Month

                                           Account 1            Account 2          Account 3         Account 4
                                           ---------            ---------          ---------         ---------
Bank
                                        -----------------   ------------------  -----------------  ---------------
Account Type
                                        -----------------   ------------------  -----------------  ---------------
Account No.
                                        -----------------   ------------------  -----------------  ---------------
Account Purpose
                                        -----------------   ------------------  -----------------  ---------------
Balance, End of Month
                                        -----------------   ------------------  -----------------  ---------------
Total Funds on Hand for all Accounts                  $0
                                        =================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 04/30/02

                                                                     Actual                Cumulative
                                                                  Current Month          (Case to Date)
                                                                  -------------          --------------
    CASH RECEIPTS
1     Rent/Leases Collected
                                                                  -------------          --------------
2     Cash Received from Sales
                                                                  -------------          --------------
3     Interest Received
                                                                  -------------          --------------
4     Borrowings
                                                                  -------------          --------------
5     Funds from Shareholders, Partners, or Other Insiders
                                                                  -------------          --------------
6     Capital Contributions
                                                                  -------------          --------------
7
      ----------------------------------------------------        -------------          --------------
8
      ----------------------------------------------------        -------------          --------------
9
      ----------------------------------------------------        -------------          --------------
10
      ----------------------------------------------------        -------------          --------------
11
      ----------------------------------------------------        -------------          --------------
12      TOTAL CASH RECEIPTS                                                  $0                      $0
                                                                  -------------          --------------

    CASH DISBURSEMENTS
13    Payments for Inventory
                                                                  -------------          --------------
14    Selling
                                                                  -------------          --------------
15    Administrative
                                                                  -------------          --------------
16    Capital Expenditures
                                                                  -------------          --------------
17    Principal Payments on Debt
                                                                  -------------          --------------
18    Interest Paid
                                                                  -------------          --------------
      Rent/Lease:
19      Personal Property
                                                                  -------------          --------------
20      Real Property
                                                                  -------------          --------------
      Amount Paid to Owner(s)/Officer(s)
21      Salaries
                                                                  -------------          --------------
22      Draws
                                                                  -------------          --------------
23      Commissions/Royalties
                                                                  -------------          --------------
24      Expense Reimbursements
                                                                  -------------          --------------
25      Other
                                                                  -------------          --------------
26    Salaries/Commissions (less employee withholding)
                                                                  -------------          --------------
27    Management Fees
                                                                  -------------          --------------
      Taxes:
28      Employee Withholding
                                                                  -------------          --------------
29      Employer Payroll Taxes
                                                                  -------------          --------------
30      Real Property Taxes
                                                                  -------------          --------------
31      Other Taxes
                                                                  -------------          --------------
32    Other Cash Outflows:
                                                                  -------------          --------------
33
      ----------------------------------------------------        -------------          --------------
34
      ----------------------------------------------------        -------------          --------------
35
      ----------------------------------------------------        -------------          --------------
36
      ----------------------------------------------------        -------------          --------------
37
      ----------------------------------------------------        -------------          --------------

38      TOTAL CASH DISBURSEMENTS:                                            $0                      $0
                                                                  -------------          --------------
39 NET INCREASE (DECREASE) IN CASH                                           $0                      $0
                                                                  -------------          --------------
40 CASH BALANCE, BEGINNING OF PERIOD
                                                                  -------------          --------------
41 CASH BALANCE, END OF PERIOD                                               $0                      $0
                                                                  =============          ==============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 04/30/02

  CASH FLOWS FROM OPERATING ACTIVITIES                                                      ACTUAL                CUMULATIVE
                                                                                         CURRENT MONTH          (CASE TO DATE)
                                                                                         -------------          --------------
1   Cash Received from Sales
                                                                                         -------------          --------------
2   Rent/Leases Collected
                                                                                         -------------          --------------
3   Interest Received
                                                                                         -------------          --------------
4   Cash Paid to Suppliers
                                                                                         -------------          --------------
5   Cash Paid for Selling Expenses
                                                                                         -------------          --------------
6   Cash Paid for Administrative Expenses
                                                                                         -------------          --------------
    Cash Paid for Rents/Leases:
7     Personal Property
                                                                                         -------------          --------------
8     Real Property
                                                                                         -------------          --------------
9   Cash Paid for Interest
                                                                                         -------------          --------------
10  Cash Paid for Net Payroll and Benefits
                                                                                         -------------          --------------
    Cash Paid to Owner(s)/Officer(s)
11    Salaries
                                                                                         -------------          --------------
12    Draws
                                                                                         -------------          --------------
13    Commissions/Royalties
                                                                                         -------------          --------------
14    Expense Reimbursements
                                                                                         -------------          --------------
15    Other
                                                                                         -------------          --------------
    Cash Paid for Taxes Paid/Deposited to Tax Acct.
16    Employer Payroll Tax
                                                                                         -------------          --------------
17    Employee Withholdings
                                                                                         -------------          --------------
18    Real Property Taxes
                                                                                         -------------          --------------
19    Other Taxes
                                                                                         -------------          --------------
20  Cash Paid for General Expenses
                                                                                         -------------          --------------
21
    ------------------------------------------------------------------------------       -------------          --------------
22
    ------------------------------------------------------------------------------       -------------          --------------
23
    ------------------------------------------------------------------------------       -------------          --------------
24
    ------------------------------------------------------------------------------       -------------          --------------
25
    ------------------------------------------------------------------------------       -------------          --------------
26
    ------------------------------------------------------------------------------       -------------          --------------
27    NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                  $0                     $0
                                                                                         -------------          --------------
  CASH FLOWS FROM REORGANIZATION ITEMS

28  Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                         -------------          --------------
29  Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                         -------------          --------------
30  U.S. Trustee Quarterly Fees
                                                                                         -------------          --------------
31
    ------------------------------------------------------------------------------       -------------          --------------
32    NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                              $0                     $0
                                                                                         -------------          --------------
33 NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                       $0                     $0
                                                                                         -------------          --------------
   CASH FLOWS FROM INVESTING ACTIVITIES

34  Capital Expenditures
                                                                                         -------------          --------------
35  Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                         -------------          --------------
36
    ------------------------------------------------------------------------------       -------------          --------------
37    NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                              $0                     $0
                                                                                         -------------          --------------
     CASH FLOWS FROM FINANCING ACTIVITIES

38  Net Borrowings (Except Insiders)
                                                                                         -------------          --------------
39  Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                         -------------          --------------
40  Capital Contributions
                                                                                         -------------          --------------
41  Principal Payments
                                                                                         -------------          --------------
42
    ------------------------------------------------------------------------------       -------------          --------------
43    NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                              $0                     $0
                                                                                         -------------          --------------
44  NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                            $0                     $0
                                                                                         -------------          --------------
45  CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH
                                                                                         -------------          --------------
46  CASH AND CASH EQUIVALENTS AT END OF MONTH                                                       $0                     $0
                                                                                         =============          ==============

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Norway Acquisition Corporation        CASE NO. 01-33127 (DM)

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                             (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

      MONTH ENDED: Apr 02                      PETITION DATE: 12/10/01

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

      Dollars reported in    $1
                            ---


                                                                  END OF CURRENT      END OF PRIOR     AS OF PETITION
2.    ASSET AND LIABILITY STRUCTURE                                   MONTH               MONTH            FILING
                                                                      -----               -----            ------
      a.  Current Assets                                                      $0                $0
                                                                  --------------      ------------
      b.  Total Assets                                                        $0                $0                 $0
                                                                  --------------      ------------     --------------
      c.  Current Liabilities                                                 $0                $0
                                                                  --------------      ------------
      d.  Total Liabilities                                                   $0                $0                 $0
                                                                  --------------      ------------     --------------

                                                                                                                CUMULATIVE
3.    STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                CURRENT MONTH       PRIOR MONTH     (CASE TO DATE)
                                                                          -------------       -----------     --------------
      a.  Total Receipts                                                             $0                $0                $0
                                                                          -------------       -----------     -------------
      b.  Total Disbursements                                                        $0                $0                $0
                                                                          -------------       -----------     -------------
      c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                 $0                $0                $0
                                                                          -------------       -----------     -------------
      d.  Cash Balance Beginning of Month                                            $0                $0                $0
                                                                          -------------       -----------     -------------
      e.  Cash Balance End of Month (c + d)                                          $0                $0                $0
                                                                          -------------       -----------     -------------

                                                                                                                CUMULATIVE
                                                                          CURRENT MONTH       PRIOR MONTH     (CASE TO DATE)
                                                                          -------------       -----------     --------------
4.    PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                 $0                $0                $0
                                                                          -------------       -----------     -------------
5.    ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                    $0                $0
                                                                          -------------       -----------
6.    POST-PETITION LIABILITIES                                                      $0                $0
                                                                          -------------       -----------
7.    PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                         $0                $0
                                                                          -------------       -----------

AT THE END OF THIS REPORTING MONTH:                                                       YES                NO
-----------------------------------                                                       ---                --
8.    Have any payments been made on pre-petition debt, other than payments in                               X
                                                                                      ------------     --------------
      the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.    Have any payments been made to professionals? (if yes, attach listing                                  X
                                                                                      ------------     --------------
      including date of payment, amount of payment and name of payee)

10.   If the answer is yes to 8 or 9, were all such payments approved by the
                                                                                      ------------     --------------
      court?

11.   Have any payments been made to officers, insiders, shareholders,                                       X
                                                                                      ------------     --------------
      relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)

12.   Is the estate insured for replacement cost of assets and for general                 X
                                                                                      ------------     --------------
      liability?

13.   Are a plan and disclosure statement on file?                                         X
                                                                                      ------------     --------------

14.   Was there any post-petition borrowing during this reporting period?                                    X
                                                                                      ------------     --------------

15.   Check if paid: Post-petition taxes  X ; U.S. Trustee Quarterly Fees X ;
                                         ---                             ---
      Check if filing is current for: Post-petition tax reporting and tax returns: X .
               ---
      (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.



Date:     5/20/02                 /s/ Michael Malesardi
     -----------------          -----------------------------------------------
                                Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 04/30/02

            CURRENT MONTH
--------------------------------------
                                                                                                 CUMULATIVE        NEXT MONTH
  ACTUAL     FORECAST      VARIANCE                                                            (CASE TO DATE)       FORECAST
  ------     --------      --------                                                            --------------       --------
                                           REVENUES:
        $0                          $0    1  Gross Sales                                                    $0
----------   -----------   -----------                                                         ---------------     ----------
        $0                          $0    2  less: Sales Returns & Allowances                               $0
----------   -----------   -----------                                                         ---------------     ----------
        $0            $0            $0    3  Net Sales                                                      $0             $0
----------   -----------   -----------                                                         ---------------     ----------
        $0                          $0    4  less: Cost of Goods Sold       (Schedule 'B')                  $0
----------   -----------   -----------                                                         ---------------     ----------
        $0            $0            $0    5  Gross Profit                                                   $0             $0
----------   -----------   -----------                                                         ---------------     ----------
        $0                          $0    6  Interest                                                       $0
----------   -----------   -----------                                                         ---------------     ----------
        $0                          $0    7  Other Income:                                                  $0
----------   -----------   -----------                    --------------------------------     ---------------     ----------
        $0                          $0    8                                                                 $0
----------   -----------   -----------       ---------------------------------------------     ---------------     ----------
        $0                          $0    9                                                                 $0
----------   -----------   -----------       ---------------------------------------------     ---------------     ----------
        $0            $0            $0   10      TOTAL REVENUES                                             $0             $0
----------   -----------   -----------                                                         ---------------     ----------

                                           EXPENSES:
        $0                          $0   11  Compensation to Owner(s)/Officer(s)                            $0
----------   -----------   -----------                                                         ---------------     ----------
        $0                          $0   12  Salaries                                                       $0
----------   -----------   -----------                                                         ---------------     ----------
        $0                          $0   13  Commissions                                                    $0
----------   -----------   -----------                                                         ---------------     ----------
        $0                          $0   14  Contract Labor                                                 $0
----------   -----------   -----------                                                         ---------------     ----------
                                             Rent/Lease:
        $0                          $0   15      Personal Property                                          $0
----------   -----------   -----------                                                         ---------------     ----------
        $0                          $0   16      Real Property                                              $0
----------   -----------   -----------                                                         ---------------     ----------
        $0                          $0   17  Insurance                                                      $0
----------   -----------   -----------                                                         ---------------     ----------
        $0                          $0   18  Management Fees                                                $0
----------   -----------   -----------                                                         ---------------     ----------
        $0                          $0   19  Depreciation                                                   $0
----------   -----------   -----------                                                         ---------------     ----------
                                             Taxes:
        $0                          $0   20      Employer Payroll Taxes                                     $0
----------   -----------   -----------                                                         ---------------     ----------
        $0                          $0   21      Real Property Taxes                                        $0
----------   -----------   -----------                                                         ---------------     ----------
        $0                          $0   22      Other Taxes                                                $0
----------   -----------   -----------                                                         ---------------     ----------
        $0                          $0   23  Other Selling                                                  $0
----------   -----------   -----------                                                         ---------------     ----------
        $0                          $0   24  Other Administrative                                           $0
----------   -----------   -----------                                                         ---------------     ----------
        $0                          $0   25  Interest                                                       $0
----------   -----------   -----------                                                         ---------------     ----------
        $0                          $0   26  Other Expenses:                                                $0
----------   -----------   -----------                      ------------------------------     ---------------     ----------
                                    $0   27
----------   -----------   -----------       ---------------------------------------------     ---------------     ----------
                                    $0   28
----------   -----------   -----------       ---------------------------------------------     ---------------     ----------
                                    $0   29
----------   -----------   -----------       ---------------------------------------------     ---------------     ----------
                                    $0   30
----------   -----------   -----------       ---------------------------------------------     ---------------     ----------
                                    $0   31
----------   -----------   -----------       ---------------------------------------------     ---------------     ----------
                                    $0   32
----------   -----------   -----------       ---------------------------------------------     ---------------     ----------
                                    $0   33
----------   -----------   -----------       ---------------------------------------------     ---------------     ----------
                                    $0   34
----------   -----------   -----------       ---------------------------------------------     ---------------     ----------

        $0            $0            $0   35      TOTAL EXPENSES                                             $0             $0
----------   -----------   -----------                                                         ---------------     ----------

        $0            $0            $0   36 SUBTOTAL                                                        $0             $0
----------   -----------   -----------                                                         ---------------     ----------

                                            REORGANIZATION ITEMS:
        $0                          $0   37  Professional Fees                                              $0
----------   -----------   -----------                                                         ---------------     ----------
        $0                          $0   38  Provisions for Rejected Executory Contracts                    $0
----------   -----------   -----------                                                         ---------------     ----------
        $0                          $0   39  Interest Earned on Accumulated Cash from                       $0
----------   -----------   -----------                                                         ---------------     ----------
                                             Resulting Chp 11 Case

        $0                          $0   40  Gain or (Loss) from Sale of Equipment                          $0
----------   -----------   -----------                                                         ---------------     ----------
        $0                          $0   41  U.S. Trustee Quarterly Fees                                    $0
----------   -----------   -----------                                                         ---------------     ----------
        $0                          $0   42                                                                 $0
----------   -----------   -----------       ---------------------------------------------     ---------------     ----------
        $0            $0            $0   43       TOTAL REORGANIZATION ITEMS                                $0             $0
----------   -----------   -----------                                                         ---------------     ----------
        $0            $0            $0   44 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                  $0             $0
----------   -----------   -----------                                                         ---------------     ----------
        $0                          $0   45  Federal & State Income Taxes                                   $0
----------   -----------   -----------                                                         ---------------     ----------
        $0            $0            $0   46 NET PROFIT (LOSS)                                               $0             $0
==========   ===========   ===========                                                         ===============     ==========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 04/30/02

   ASSETS
                                                             FROM SCHEDULES     MARKET VALUE
                                                             --------------     ------------
       CURRENT ASSETS
 1         Cash and cash equivalents - unrestricted                                    $0
                                                                                ------------
 2         Cash and cash equivalents - restricted                                      $0
                                                                                ------------
 3         Accounts receivable (net)                                A                  $0
                                                                                ------------
 4         Inventory                                                B                  $0
                                                                                ------------
 5         Prepaid expenses                                                            $0
                                                                                ------------
 6         Professional retainers                                                      $0
                                                                                ------------
 7         Other:                                                                      $0
                 -------------------------------------                          ------------
 8
           -------------------------------------------                          ------------
 9                 TOTAL CURRENT ASSETS                                                $0
                                                                                ------------

       PROPERTY AND EQUIPMENT (MARKET VALUE)
10         Real property                                            C                  $0
                                                                                ------------
11         Machinery and equipment                                  D                  $0
                                                                                ------------
12         Furniture and fixtures                                   D                  $0
                                                                                ------------
13         Office equipment                                         D                  $0
                                                                                ------------
14         Leasehold improvements                                   D                  $0
                                                                                ------------
15         Vehicles                                                 D                  $0
                                                                                ------------
16         Other:                                                   D
                 -------------------------------------                          ------------
17                                                                  D
           -------------------------------------------                          ------------
18                                                                  D
           -------------------------------------------                          ------------
19                                                                  D
           -------------------------------------------                          ------------
20                                                                  D
           -------------------------------------------                          ------------
21                 TOTAL PROPERTY AND EQUIPMENT                                        $0
                                                                                ------------

       OTHER ASSETS
22         Loans to shareholders                                                       $0
                                                                                ------------
23         Loans to affiliates                                                         $0
                                                                                ------------
24
           -------------------------------------------                          ------------
25
           -------------------------------------------                          ------------
26
           -------------------------------------------                          ------------
27
           -------------------------------------------                          ------------
28                 TOTAL OTHER ASSETS                                                  $0
                                                                                ------------
29                 TOTAL ASSETS                                                        $0
                                                                                ------------

   NOTE:
         Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

       LIABILITIES FROM SCHEDULES

             POST-PETITION

                  CURRENT LIABILITIES

30                      Salaries and wages                                                        $0
                                                                                          ----------
31                      Payroll taxes                                                             $0
                                                                                          ----------
32                      Real and personal property taxes                                          $0
                                                                                          ----------
33                      Income taxes                                                              $0
                                                                                          ----------
34                      Sales taxes                                                               $0
                                                                                          ----------
35                      Notes payable (short term)                                                $0
                                                                                          ----------
36                      Accounts payable (trade)                                    A             $0
                                                                                          ----------
37                      Real property lease arrearage                                             $0
                                                                                          ----------
38                      Personal property lease arrearage                                         $0
                                                                                          ----------
39                      Accrued professional fees                                                 $0
                                                                                          ----------
40                      Current portion of long-term post-petition debt
                          (due within 12 months)                                                  $0
                                                                                          ----------
41                      Other:                                                                    $0
                              -----------------------------------------                   ----------
42
                        -----------------------------------------------                   ----------
43
                        -----------------------------------------------                   ----------

44                      TOTAL CURRENT LIABILITIES                                                 $0
                                                                                          ----------

45                LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                          ----------

46                      TOTAL POST-PETITION LIABILITIES                                           $0
                                                                                          ----------

             PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47                      Secured claims                                              F             $0
                                                                                          ----------
48                      Priority unsecured claims                                   F             $0
                                                                                          ----------
49                      General unsecured claims                                    F             $0
                                                                                          ----------
50                      TOTAL PRE-PETITION LIABILITIES                                            $0
                                                                                          ----------
51                      TOTAL LIABILITIES                                                         $0
                                                                                          ----------
       EQUITY (DEFICIT)

52                Retained Earnings/(Deficit) at time of filing                                   $0
                                                                                          ----------
53                Capital Stock                                                                   $0
                                                                                          ----------
54                Additional paid-in capital                                                      $0
                                                                                          ----------
55                Cumulative profit/(loss) since filing of case                                   $0
                                                                                          ----------
56                Post-petition contributions/(distributions) or (draws)                          $0
                                                                                          ----------
57
                        -----------------------------------------------                   ----------
58                Market value adjustment                                                         $0
                                                                                          ----------

59                      TOTAL EQUITY (DEFICIT)                                                    $0
                                                                                          ----------

60     TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                     $0
                                                                                          ==========

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE


                                                 ACCOUNTS RECEIVABLE        ACCOUNTS PAYABLE           PAST DUE
RECEIVABLES AND PAYABLES AGINGS                [PRE AND POST PETITION]       [POST PETITION]      POST PETITION DEBT
                                               -----------------------       ---------------      ------------------
  0 -30 Days                                                        $0                   $0
                                               -----------------------       ---------------
  31-60 Days                                                        $0                   $0
                                               -----------------------       ---------------
  61-90 Days                                                        $0                   $0                       $0
                                               -----------------------       ---------------      ------------------
  91+ Days                                                          $0                   $0
                                               -----------------------       ---------------
  Total accounts receivable/payable                                 $0                   $0
                                               -----------------------       ===============
  Allowance for doubtful accounts
                                               -----------------------
  Accounts receivable (net)                                         $0
                                               =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)
                                              INVENTORY(IES)
                                                BALANCE AT
                                               END OF MONTH
                                               ------------
  Retail/Restaurants -
    Product for resale
                                               ------------

  Distribution -
    Products for resale
                                               ------------

  Manufacturer -
    Raw Materials
                                               ------------
    Work-in-progress
                                               ------------
    Finished goods
                                               ------------

  Other - Explain
                                               ------------

  -----------------------------------------

  -----------------------------------------
      TOTAL                                              $0
                                               ============

COST OF GOODS SOLD
------------------
INVENTORY BEGINNING OF MONTH
                                               ------------
Add -
  Net purchase
                                               ------------
  Direct labor
                                               ------------
  Manufacturing overhead
                                               ------------
  Freight in
                                               ------------
  Other:
                                               ------------

  -----------------------------------------    ------------

  -----------------------------------------    ------------

Less -
  Inventory End of Month
                                               ------------
  Shrinkage
                                               ------------
  Personal Use
                                               ------------
Cost of Goods Sold                                       $0
                                               ============

METHOD OF INVENTORY CONTROL
Do you have a functioning perpetual inventory system?
                  Yes     No
                     ----   ----
How often do you take a complete physical inventory?

  Weekly
                    ------
  Monthly
                    ------
  Quarterly
                    ------
  Semi-annually
                    ------
  Annually
                    ------


Date of last physical inventory was
                                   ----------------------

Date of next physical inventory is
                                   ----------------------


INVENTORY VALUATION METHODS
Indicate by a checkmark method of inventory used.

Valuation methods -
    FIFO cost
                               ------
    LIFO cost
                               ------
    Lower of cost or market
                               ------
    Retail method
                               ------
    Other
                               ------
      Explain

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                             COST                   MARKET VALUE

       ----------------------------------------------------------                --------------------    -------------------------
       ----------------------------------------------------------                --------------------    -------------------------
       ----------------------------------------------------------                --------------------    -------------------------
       ----------------------------------------------------------                --------------------    -------------------------
       ----------------------------------------------------------                --------------------    -------------------------
       ----------------------------------------------------------                --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                             COST                   MARKET VALUE

Machinery & Equipment -
       ----------------------------------------------------------                --------------------    -------------------------
       ----------------------------------------------------------                --------------------    -------------------------
       ----------------------------------------------------------                --------------------    -------------------------
       ----------------------------------------------------------                --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================
Furniture & Fixtures -

       ----------------------------------------------------------                --------------------    -------------------------
       ----------------------------------------------------------                --------------------    -------------------------
       ----------------------------------------------------------                --------------------    -------------------------
       ----------------------------------------------------------                --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================

Office Equipment -

       ----------------------------------------------------------                --------------------    -------------------------
       ----------------------------------------------------------                --------------------    -------------------------
       ----------------------------------------------------------                --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================

Leasehold Improvements -

       ----------------------------------------------------------                --------------------    -------------------------
       ----------------------------------------------------------                --------------------    -------------------------
       ----------------------------------------------------------                --------------------    -------------------------
       ----------------------------------------------------------                --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================

Vehicles -

       ----------------------------------------------------------                --------------------    -------------------------
       ----------------------------------------------------------                --------------------    -------------------------
       ----------------------------------------------------------                --------------------    -------------------------
       ----------------------------------------------------------                --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                               0-30 DAYS          31-60 DAYS        61-90 DAYS      91+ DAYS            TOTAL

FEDERAL
        Income Tax Withholding                                                                                                 $0
                                       ----------------  ------------------  -----------------  ---------------    ---------------
        FICA - Employee                                                                                                        $0
                                       ----------------  ------------------  -----------------  ---------------    ---------------
        FICA - Employer                                                                                                        $0
                                       ----------------  ------------------  -----------------  ---------------    ---------------
        Unemployment (FUTA)                                                                                                    $0
                                       ----------------  ------------------  -----------------  ---------------    ---------------
        Income                                                                                                                 $0
                                       ----------------  ------------------  -----------------  ---------------    ---------------
        Other (Attach List)                                                                                                    $0
                                       ----------------  ------------------  -----------------  ---------------    ---------------
TOTAL FEDERAL TAXES                                 $0                  $0                 $0               $0                 $0
                                       ----------------  ------------------  -----------------  ---------------    ---------------
STATE AND LOCAL
        Income Tax Withholding                                                                                                 $0
                                       ----------------  ------------------  -----------------  ---------------    ---------------
        Unemployment (UT)                                                                                                      $0
                                       ----------------  ------------------  -----------------  ---------------    ---------------
        Disability Insurance (DI)                                                                                              $0
                                       ----------------  ------------------  -----------------  ---------------    ---------------
        Empl. Training Tax (ETT)                                                                                               $0
                                       ----------------  ------------------  -----------------  ---------------    ---------------
        Sales                                                                                                                  $0
                                       ----------------  ------------------  -----------------  ---------------    ---------------
        Excise                                                                                                                 $0
                                       ----------------  ------------------  -----------------  ---------------    ---------------
        Real property                                                                                                          $0
                                       ----------------  ------------------  -----------------  ---------------    ---------------
        Personal property                                                                                                      $0
                                       ----------------  ------------------  -----------------  ---------------    ---------------
        Income                                                                                                                 $0
                                       ----------------  ------------------  -----------------  ---------------    ---------------
        Other (Attach List)                                                                                                    $0
                                       ----------------  ------------------  -----------------  ---------------    ---------------
TOTAL STATE & LOCAL TAXES                           $0                  $0                 $0               $0                 $0
                                       ----------------  ------------------  -----------------  ---------------    ---------------
TOTAL TAXES                                         $0                  $0                 $0               $0                 $0
                                       ================  ==================  =================  ===============    ===============


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                               CLAIMED           ALLOWED
                                                                                           AMOUNT           AMOUNT (b)
        Secured claims  (a)                                                                         $0                $0
                                                                                      -----------------  ----------------
        Priority claims other than taxes                                                            $0                $0
                                                                                      -----------------  ----------------
        Priority tax claims                                                                         $0                $0
                                                                                      -----------------  ----------------
        General unsecured claims                                                                    $0                $0
                                                                                      -----------------  ----------------

        (a)     List total amount of claims even it under secured.
        (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                   ACCOUNT 1           ACCOUNT 2          ACCOUNT 3        ACCOUNT 4

Bank                                            -----------------  ------------------- -----------------  ---------------
Account Type                                    -----------------  ------------------- -----------------  ---------------
Account No.                                     -----------------  ------------------- -----------------  ---------------
Account Purpose                                 -----------------  ------------------- -----------------  ---------------
Balance, End of Month                           -----------------  ------------------- -----------------  ---------------
Total Funds on Hand for all Accounts                          $0
                                                =================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 04/30/02

                                                                                                Actual            Cumulative
                                                                                             Current Month      (Case to Date)

     CASH RECEIPTS
1           Rent/Leases Collected                                                   -----------------------  ----------------------
2           Cash Received from Sales                                                -----------------------  ----------------------
3           Interest Received                                                       -----------------------  ----------------------
4           Borrowings                                                              -----------------------  ----------------------
5           Funds from Shareholders, Partners, or Other Insiders                    -----------------------  ----------------------
6           Capital Contributions                                                   -----------------------  ----------------------
7           ------------------------------------------------------------------      -----------------------  ----------------------
8           ------------------------------------------------------------------      -----------------------  ----------------------
9           ------------------------------------------------------------------      -----------------------  ----------------------
10          ------------------------------------------------------------------      -----------------------  ----------------------
11          ------------------------------------------------------------------      -----------------------  ----------------------

12                TOTAL CASH RECEIPTS                                                                   $0                      $0
                                                                                    -----------------------  ----------------------
     CASH DISBURSEMENTS
13          Payments for Inventory                                                  -----------------------  ----------------------
14          Selling                                                                 -----------------------  ----------------------
15          Administrative                                                          -----------------------  ----------------------
16          Capital Expenditures                                                    -----------------------  ----------------------
17          Principal Payments on Debt                                              -----------------------  ----------------------
18          Interest Paid                                                           -----------------------  ----------------------
            Rent/Lease:
19                Personal Property                                                 -----------------------  ----------------------
20                Real Property                                                     -----------------------  ----------------------
            Amount Paid to Owner(s)/Officer(s)
21                Salaries                                                          -----------------------  ----------------------
22                Draws                                                             -----------------------  ----------------------
23                Commissions/Royalties                                             -----------------------  ----------------------
24                Expense Reimbursements                                            -----------------------  ----------------------
25                Other                                                             -----------------------  ----------------------
26          Salaries/Commissions (less employee withholding)                        -----------------------  ----------------------
27          Management Fees                                                         -----------------------  ----------------------
            Taxes:
28                Employee Withholding                                              -----------------------  ----------------------
29                Employer Payroll Taxes                                            -----------------------  ----------------------
30                Real Property Taxes                                               -----------------------  ----------------------
31                Other Taxes                                                       -----------------------  ----------------------
32          Other Cash Outflows:                                                    -----------------------  ----------------------
33                ------------------------------------------------------------      -----------------------  ----------------------
34                ------------------------------------------------------------      -----------------------  ----------------------
35                ------------------------------------------------------------      -----------------------  ----------------------
36                ------------------------------------------------------------      -----------------------  ----------------------
37                ------------------------------------------------------------      -----------------------  ----------------------
38                TOTAL CASH DISBURSEMENTS:                                                             $0                      $0
                                                                                    -----------------------  ----------------------
39   NET INCREASE (DECREASE) IN CASH                                                                    $0                      $0
                                                                                    -----------------------  ----------------------
40   CASH BALANCE, BEGINNING OF PERIOD                                              -----------------------  ----------------------
41   CASH BALANCE, END OF PERIOD                                                                        $0                      $0
                                                                                    =======================  ======================

                             STATEMENT OF CASH FLOWS
           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 04/30/02

      CASH FLOWS FROM OPERATING ACTIVITIES                                                               ACTUAL       CUMULATIVE
                                                                                                     CURRENT MONTH   (CASE TO DATE)
1           Cash Received from Sales                                                                 --------------  --------------
2           Rent/Leases Collected                                                                    --------------  --------------
3           Interest Received                                                                        --------------  --------------
4           Cash Paid to Suppliers                                                                   --------------  --------------
5           Cash Paid for Selling Expenses                                                           --------------  --------------
6           Cash Paid for Administrative Expenses                                                    --------------  --------------
            Cash Paid for Rents/Leases:
                Personal Property                                                                    --------------  --------------
8               Real Property                                                                        --------------  --------------
9           Cash Paid for Interest                                                                   --------------  --------------
10          Cash Paid for Net Payroll and Benefits                                                   --------------  --------------
            Cash Paid to Owner(s)/Officer(s)
                Salaries                                                                             --------------  --------------
12              Draws                                                                                --------------  --------------
13              Commissions/Royalties                                                                --------------  --------------
14              Expense Reimbursements
                                                                                                     --------------  --------------
15              Other                                                                                --------------  --------------
            Cash Paid for Taxes Paid/Deposited to Tax Acct.
16              Employer Payroll Tax                                                                 --------------  --------------
17              Employee Withholdings                                                                --------------  --------------
18              Real Property Taxes                                                                  --------------  --------------
19              Other Taxes                                                                          --------------  --------------
20          Cash Paid for General Expenses                                                           --------------  --------------
21          -------------------------------------------------------------------------------------    --------------  --------------
22          -------------------------------------------------------------------------------------    --------------  --------------
23          -------------------------------------------------------------------------------------    --------------  --------------
24          -------------------------------------------------------------------------------------    --------------  --------------
25          -------------------------------------------------------------------------------------    --------------  --------------
26          -------------------------------------------------------------------------------------    --------------  --------------
27              NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                    $0              $0
                                                                                                     --------------  --------------
      CASH FLOWS FROM REORGANIZATION ITEMS
28          Interest Received on Cash Accumulated Due to Chp 11 Case                                 --------------  --------------
29          Professional Fees Paid for Services in Connection with Chp 11 Case                       --------------  --------------
30          U.S. Trustee Quarterly Fees                                                              --------------  --------------
31           ------------------------------------------------------------------------------------    --------------  --------------
32              NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                                $0              $0
                                                                                                     --------------  --------------
33    NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                                $0              $0
                                                                                                     --------------  --------------
      CASH FLOWS FROM INVESTING ACTIVITIES
34          Capital Expenditures                                                                     --------------  --------------
35          Proceeds from Sales of Capital Goods due to Chp 11 Case                                  --------------  --------------
36            -----------------------------------------------------------------------------------    --------------  --------------
37              NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                                $0              $0
                                                                                                     --------------  --------------
      CASH FLOWS FROM FINANCING ACTIVITIES
38          Net Borrowings (Except Insiders)                                                         --------------  --------------
39          Net Borrowings from Shareholders, Partners, or Other Insiders                            --------------  --------------
40          Capital Contributions                                                                    --------------  --------------
41          Principal Payments                                                                       --------------  --------------
42          -------------------------------------------------------------------------------------    --------------  --------------
43              NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                                $0              $0
                                                                                                     --------------  --------------
44    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                      $0              $0
                                                                                                     --------------  --------------
45    CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                --------------  --------------
46    CASH AND CASH EQUIVALENTS AT END OF MONTH                                                                 $0              $0
                                                                                                     ==============  ==============

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  OmniSky International, LLC       CASE NO.                 01-33126 (DM)

                                         CHAPTER 11
                                         MONTHLY OPERATING REPORT
                                         (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

        MONTH ENDED:  Apr 02             PETITION DATE:                12/10/01

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in $1

2.      ASSET AND LIABILITY STRUCTURE                                    END OF CURRENT MONTH   END OF PRIOR MONTH       AS OF
                                                                                                                    PETITION FILING
        a.  Current Assets                                                                 $0                  $0
                                                                        ----------------------   -----------------
        b.  Total Assets                                                                   $0                  $0               $0
                                                                        ----------------------   -----------------  ---------------
        c.  Current Liabilities                                                            $0                  $0
                                                                        ----------------------   -----------------
        d.  Total Liabilities                                                              $0                  $0               $0
                                                                        ----------------------   -----------------  ---------------
3.      STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                CURRENT MONTH          PRIOR MONTH       CUMULATIVE
                                                                                                                    CASE TO DATE)
        a.  Total Receipts                                                                 $0                  $0               $0
                                                                        ----------------------   -----------------  ---------------
        b.  Total Disbursements                                                            $0                  $0               $0
                                                                        ----------------------   -----------------  ---------------
        c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                     $0                  $0               $0
                                                                        ----------------------   -----------------  ---------------
        d.  Cash Balance Beginning of Month                                                $0                  $0               $0
                                                                        ----------------------   -----------------  ---------------
        e.  Cash Balance End of Month (c + d)                                              $0                  $0               $0
                                                                        ----------------------   -----------------  ---------------
                                                                            CURRENT MONTH           PRIOR MONTH       CUMULATIVE
                                                                                                                     CASE TO DATE)
4.      PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                     $0                  $0               $0
                                                                        ----------------------   -----------------  ---------------
5.      ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                        $0                  $0
                                                                        ----------------------   -----------------
6.      POST-PETITION LIABILITIES                                                          $0                  $0
                                                                        ----------------------   -----------------
7.      PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                             $0                  $0
                                                                        ----------------------   -----------------

AT THE END OF THIS REPORTING MONTH:                                                                  YES                 NO

8.      Have any payments been made on pre-petition debt, other than payments in the normal                              X
                                                                                                 -----------------  ---------------
        course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.      Have any payments been made to professionals?  (if yes, attach listing including date of                         X
                                                                                                 -----------------  ---------------
        payment, amount of payment and name of payee)

10.     If the answer is yes to 8 or 9, were all such payments approved by the court?            -----------------  ---------------

11.     Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                            X
                                                                                                 -----------------  ---------------
        attach listing including date of payment, amount and reason for payment, and name of payee)

12.     Is the estate insured for replacement cost of assets and for general liability?                    X
                                                                                                 -----------------  ---------------
13.     Are a plan and disclosure statement on file?                                                       X
                                                                                                 -----------------  ---------------

14.     Was there any post-petition borrowing during this reporting period?                                              X
                                                                                                 -----------------  ---------------

15.     Check if paid: Post-petition taxes  ;tax reporting and tax returns: X .

        U.S. Trustee Quarterly Fee X; Check if filing is current for:
        Post-petition

        (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:     5/20/02                 /s/ Michael Malesardi
     -----------------          -----------------------------------------------
                                Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 04/30/02


             CURRENT MONTH
------------------------------------
  ACTUAL       FORECAST    VARIANCE                                                               CUMULATIVE        NEXT MONTH
                                                                                                 CASE TO DATE)       FORECAST
                                           REVENUES:
         $0                       $0    1  Gross Sales                                                       $0
------------  ----------   ----------                                                         ------------------   -------------
         $0                       $0    2  less: Sales Returns & Allowances                                  $0
------------  ----------   ----------                                                         ------------------   -------------
         $0          $0           $0    3  Net Sales                                                         $0              $0
------------  ----------   ----------                                                         ------------------   -------------
         $0                       $0    4  less: Cost of Goods Sold (Schedule 'B')                           $0
------------  ----------   ----------                                                         ------------------   -------------
         $0          $0           $0    5  Gross Profit                                                      $0              $0
------------  ----------   ----------                                                         ------------------   -------------
         $0                       $0    6  Interest                                                          $0
------------  ----------   ----------                                                         ------------------   -------------
         $0                       $0    7  Other Income:                                                     $0
------------  ----------   ----------                         -----------------------------   ------------------   -------------
         $0                       $0    8                                                                    $0
------------  ----------   ----------     -------------------------------------------------   ------------------   -------------
         $0                       $0    9                                                                    $0
------------  ----------   ----------     -------------------------------------------------   ------------------   -------------
         $0          $0           $0   10      TOTAL REVENUES                                                $0              $0
------------  ----------   ----------                                                         ------------------   -------------
                                           EXPENSES:
         $0                       $0   11  Compensation to Owner(s)/Officer(s)                               $0
------------  ----------   ----------                                                         ------------------   -------------
         $0                       $0   12  Salaries                                                          $0
------------  ----------   ----------                                                         ------------------   -------------
         $0                       $0   13  Commissions                                                       $0
------------  ----------   ----------                                                         ------------------   -------------
         $0                       $0   14  Contract Labor                                                    $0
------------  ----------   ----------                                                         ------------------   -------------
         $0                       $0       Rent/Lease:                                                       $0
                                       15      Personal Property
------------  ----------   ----------                                                         ------------------   -------------
         $0                       $0   16      Real Property                                                 $0
------------  ----------   ----------                                                         ------------------   -------------
         $0                       $0   17  Insurance                                                         $0
------------  ----------   ----------                                                         ------------------   -------------
         $0                       $0   18  Management Fees                                                   $0
------------  ----------   ----------                                                         ------------------   -------------
         $0                       $0   19  Depreciation                                                      $0
------------  ----------   ----------                                                         ------------------   -------------
         $0                       $0       Taxes:                                                            $0
                                       20      Employer Payroll Taxes
------------  ----------   ----------                                                         ------------------   -------------
         $0                       $0   21      Real Property Taxes                                           $0
------------  ----------   ----------                                                         ------------------   -------------
         $0                       $0   22      Other Taxes                                                   $0
------------  ----------   ----------                                                         ------------------   -------------
         $0                       $0   23  Other Selling                                                     $0
------------  ----------   ----------                                                         ------------------   -------------
         $0                       $0   24  Other Administrative                                              $0
------------  ----------   ----------                                                         ------------------   -------------
         $0                       $0   25  Interest                                                          $0
------------  ----------   ----------                                                         ------------------   -------------
         $0                       $0   26  Other Expenses:                                                   $0
------------  ----------   ----------                         -----------------------------   ------------------   -------------
                                  $0   27
------------  ----------   ----------     -------------------------------------------------   ------------------   -------------
                                  $0   28
------------  ----------   ----------     -------------------------------------------------   ------------------   -------------
                                  $0   29
------------  ----------   ----------     -------------------------------------------------   ------------------   -------------
                                  $0   30
------------  ----------   ----------     -------------------------------------------------   ------------------   -------------
                                  $0   31
------------  ----------   ----------     -------------------------------------------------   ------------------   -------------
                                  $0   32
------------  ----------   ----------     -------------------------------------------------   ------------------   -------------
                                  $0   33
------------  ----------   ----------     -------------------------------------------------   ------------------   -------------
                                  $0   34
------------  ----------   ----------     -------------------------------------------------   ------------------   -------------
         $0          $0           $0   35 TOTAL EXPENSES                                                      $0              $0
------------  ----------   ----------                                                         ------------------   -------------
         $0          $0           $0   36 SUBTOTAL                                                            $0              $0
------------  ----------   ----------                                                         -------------------  --------------
         $0                       $0      REORGANIZATION ITEMS:                                               $0
                                       37 Professional Fees
------------  ----------   ----------                                                         -------------------  --------------
         $0                       $0   38 Provisions for Rejected Executory Contracts                         $0
------------  ----------   ----------                                                         -------------------  --------------
         $0                       $0   39 Interest Earned on Accumulated Cash from                            $0
------------  ----------   ----------                                                         -------------------  --------------
                                          Resulting Chp 11 Case
         $0                       $0   40 Gain or (Loss) from Sale of Equipment                               $0
------------  ----------   ----------                                                         -------------------  --------------
         $0                       $0   41 U.S. Trustee Quarterly Fees                                         $0
------------  ----------   ----------                                                         -------------------  --------------
         $0                       $0   42                                                                     $0
------------  ----------   ----------     --------------------------------------------------  -------------------  --------------
         $0          $0           $0   43 TOTAL REORGANIZATION ITEMS                                          $0              $0
------------  ----------   ----------                                                         -------------------  --------------
         $0          $0           $0   44 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                      $0              $0
------------  ----------   ----------                                                         -------------------  --------------
         $0                       $0   45 Federal & State Income Taxes                                        $0
------------  ----------   ----------                                                         -------------------  --------------
         $0          $0           $0   46 NET PROFIT (LOSS)                                                   $0              $0
============  ==========   ==========                                                         ===================  ==============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 04/30/02

   ASSETS
                                                                                FROM SCHEDULES                 MARKET VALUE
          CURRENT ASSETS
 1             Cash and cash equivalents - unrestricted                                                                         $0
                                                                                                        ---------------------------
 2             Cash and cash equivalents - restricted                                                                           $0
                                                                                                        ---------------------------
 3             Accounts receivable (net)                                               A                                        $0
                                                                                                        ---------------------------
 4             Inventory                                                               B                                        $0
                                                                                                        ---------------------------
 5             Prepaid expenses                                                                                                 $0
                                                                                                        ---------------------------
 6             Professional retainers                                                                                           $0
                                                                                                        ---------------------------
 7             Other:                                                                                                           $0
                       ------------------------------------------------------                           ---------------------------
 8
               --------------------------------------------------------------                           ---------------------------
 9                     TOTAL CURRENT ASSETS                                                                                     $0
                                                                                                        ---------------------------
          PROPERTY AND EQUIPMENT (MARKET VALUE)
10             Real property                                                           C                                        $0
                                                                                                        ---------------------------
11             Machinery and equipment                                                 D                                        $0
                                                                                                        ---------------------------
12             Furniture and fixtures                                                  D                                        $0
                                                                                                        ---------------------------
13             Office equipment                                                        D                                        $0
                                                                                                        ---------------------------
14             Leasehold improvements                                                  D                                        $0
                                                                                                        ---------------------------
15             Vehicles                                                                D                                        $0
                                                                                                        ---------------------------
16             Other:                                                                  D
                       ------------------------------------------------------                           ---------------------------
17                                                                                     D
               --------------------------------------------------------------                           ---------------------------
18                                                                                     D
               --------------------------------------------------------------                           ---------------------------
19                                                                                     D
               --------------------------------------------------------------                           ---------------------------
20                                                                                     D
               --------------------------------------------------------------                           ---------------------------
21                     TOTAL PROPERTY AND EQUIPMENT                                                                             $0
                                                                                                        ---------------------------
          OTHER ASSETS
22             Loans to shareholders                                                                                            $0
                                                                                                        ---------------------------
23             Loans to affiliates                                                                                              $0
                                                                                                        ---------------------------
24
               --------------------------------------------------------------                           ---------------------------
25
               --------------------------------------------------------------                           ---------------------------
26
               --------------------------------------------------------------                           ---------------------------
27
               --------------------------------------------------------------                           ---------------------------
28                     TOTAL OTHER ASSETS                                                                                       $0
                                                                                                        ---------------------------
29                     TOTAL ASSETS                                                                                             $0
                                                                                                        ===========================

     NOTE:

     Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

     LIABILITIES FROM SCHEDULES
          POST-PETITION
               CURRENT LIABILITIES
30                     Salaries and wages                                                                                       $0
                                                                                                        ---------------------------
31                     Payroll taxes                                                                                            $0
                                                                                                        ---------------------------
32                     Real and personal property taxes                                                                         $0
                                                                                                        ---------------------------
33                     Income taxes                                                                                             $0
                                                                                                        ---------------------------
34                     Sales taxes                                                                                              $0
                                                                                                        ---------------------------
35                     Notes payable (short term)                                                                               $0
                                                                                                        ---------------------------
36                     Accounts payable (trade)                                        A                                        $0
                                                                                                        ---------------------------
37                     Real property lease arrearage                                                                            $0
                                                                                                        ---------------------------
38                     Personal property lease arrearage                                                                        $0
                                                                                                        ---------------------------
39                     Accrued professional fees                                                                                $0
                                                                                                        ---------------------------
40                     Current portion of long-term post-petition debt                                                           $0
                           (due within 12 months)                                                       ---------------------------

41                     Other:                                                                                                   $0
                                  -------------------------------------------                           ---------------------------
42
                       ------------------------------------------------------                           ---------------------------
43
                       ------------------------------------------------------                           ---------------------------
44                     TOTAL CURRENT LIABILITIES                                                                                $0
                                                                                                        ---------------------------
45             LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                        ---------------------------
46                     TOTAL POST-PETITION LIABILITIES                                                                          $0
                                                                                                        ---------------------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47                     Secured claims                                                  F                                        $0
                                                                                                        ---------------------------
48                     Priority unsecured claims                                       F                                        $0
                                                                                                        ---------------------------
49                     General unsecured claims                                        F                                        $0
                                                                                                        ---------------------------
50                     TOTAL PRE-PETITION LIABILITIES                                                                           $0
                                                                                                        ---------------------------
51                     TOTAL LIABILITIES                                                                                        $0
                                                                                                        ---------------------------
     EQUITY (DEFICIT)
52             Retained Earnings/(Deficit) at time of filing                                                                    $0
                                                                                                        ---------------------------
53             Capital Stock                                                                                                    $0
                                                                                                        ---------------------------
54             Additional paid-in capital                                                                                       $0
                                                                                                        ---------------------------
55             Cumulative profit/(loss) since filing of case                                                                    $0
                                                                                                        ---------------------------
56             Post-petition contributions/(distributions) or (draws)                                                           $0
                                                                                                        ---------------------------
57
               --------------------------------------------------------------                           ---------------------------
58             Market value adjustment                                                                                          $0
                                                                                                        ---------------------------
59                     TOTAL EQUITY (DEFICIT)                                                                                   $0
                                                                                                        ---------------------------
60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                                     $0
                                                                                                        ===========================

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

RECEIVABLES AND PAYABLES AGINGS                             ACCOUNTS RECEIVABLE        ACCOUNTS PAYABLE          PAST DUE
                                                          [PRE AND POST PETITION]      [POST PETITION]      POST PETITION DEBT
     0 -30 Days                                                                 $0                    $0
                                                         --------------------------  --------------------
     31-60 Days                                                                 $0                    $0
                                                         --------------------------  --------------------
     61-90 Days                                                                 $0                    $0                       $0
                                                         --------------------------  --------------------   ----------------------
     91+ Days                                                                   $0                    $0
                                                         --------------------------  --------------------
     Total accounts receivable/payable                                          $0                    $0
                                                         --------------------------  ====================
     Allowance for doubtful accounts
                                                         --------------------------
     Accounts receivable (net)                                                  $0
                                                         ==========================


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                      COST OF GOODS SOLD
                                 INVENTORY(IES)         INVENTORY BEGINNING OF MONTH
                                   BALANCE AT
                                  END OF MONTH
                                                        Add -
     Retail/Restaurants -                                 Net purchase                                    ----------------------
       Product for resale                                 Direct labor
                                 --------------------                                                     ----------------------
                                                          Manufacturing overhead                          ----------------------
     Distribution -                                       Freight in                                      ----------------------
       Products for resale                                Other:
                                 --------------------                                                     ----------------------
                                                        -----------------------------------------------   ----------------------
     Manufacturer -                                     -----------------------------------------------   ----------------------
       Raw Materials             --------------------
       Work-in-progress                                 Less -
                                 --------------------
       Finished goods                                     Inventory End of Month
                                 --------------------                                                     ----------------------
                                                          Shrinkage                                       ----------------------
     Other - Explain                                      Personal Use
                                 --------------------                                                     ----------------------

     -------------------                                 Cost of Goods Sold                                                   $0
     -------------------                                                                                  ======================
         TOTAL                                    $0
                                 ====================

     METHOD OF INVENTORY CONTROL                                             INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?                   Indicate by a checkmark method of inventory used.
                 Yes           No
                     ------       -------
     How often do you take a complete physical inventory?                    Valuation methods -
                                                                                 FIFO cost                                  ---
       Weekly                                                                    LIFO cost
                           -------                                                                                          ---
       Monthly                                                                   Lower of cost or market
                           -------                                                                                          ---
       Quarterly                                                                 Retail method
                           -------                                                                                          ---
       Semi-annually                                                             Other
                           -------                                                                                          ---
       Annually                                                                    Explain
                           -------

Date of last physical inventory was
                                         ------------------------------      ------------------------------------------------------

Date of next physical inventory is                                           ------------------------------------------------------
                                         ------------------------------      ------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                        COST                   MARKET VALUE

       ----------------------------------------------------------           --------------------    -------------------------
       ----------------------------------------------------------           --------------------    -------------------------
       ----------------------------------------------------------           --------------------    -------------------------
       ----------------------------------------------------------           --------------------    -------------------------
       ----------------------------------------------------------           --------------------    -------------------------
       ----------------------------------------------------------           --------------------    -------------------------
       Total                                                                                 $0                           $0
                                                                            ====================    =========================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                        COST                   MARKET VALUE
Machinery & Equipment -

       ----------------------------------------------------------           --------------------    -------------------------
       ----------------------------------------------------------           --------------------    -------------------------
       ----------------------------------------------------------           --------------------    -------------------------
       ----------------------------------------------------------           --------------------    -------------------------
       Total                                                                                 $0                           $0
                                                                            ====================    =========================
Furniture & Fixtures -

       ----------------------------------------------------------           --------------------    -------------------------
       ----------------------------------------------------------           --------------------    -------------------------
       ----------------------------------------------------------           --------------------    -------------------------
       ----------------------------------------------------------           --------------------    -------------------------
       Total                                                                                 $0                           $0
                                                                            ====================    =========================
Office Equipment -

       ----------------------------------------------------------           --------------------    -------------------------
       ----------------------------------------------------------           --------------------    -------------------------
       ----------------------------------------------------------           --------------------    -------------------------
       Total                                                                                 $0                           $0
                                                                            ====================    =========================
Leasehold Improvements -

       ----------------------------------------------------------           --------------------    -------------------------
       ----------------------------------------------------------           --------------------    -------------------------
       ----------------------------------------------------------           --------------------    -------------------------
       ----------------------------------------------------------           --------------------    -------------------------
       Total                                                                                 $0                           $0
                                                                            ====================    =========================
Vehicles -

       ----------------------------------------------------------           --------------------    -------------------------
       ----------------------------------------------------------           --------------------    -------------------------
       ----------------------------------------------------------           --------------------    -------------------------
       ----------------------------------------------------------           --------------------    -------------------------
       Total                                                                                 $0                           $0
                                                                            ====================    =========================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                            0-30 DAYS          31-60 DAYS            61-90 DAYS        91+ DAYS            TOTAL

Federal
        Income Tax Withholding                                                                                                 $0
                                      -----------------  ------------------  -----------------  ---------------    ---------------
        FICA - Employee                                                                                                        $0
                                      -----------------  ------------------  -----------------  ---------------    ---------------
        FICA - Employer                                                                                                        $0
                                      -----------------  ------------------  -----------------  ---------------    ---------------
        Unemployment (FUTA)                                                                                                    $0
                                      -----------------  ------------------  -----------------  ---------------    ---------------
        Income                                                                                                                 $0
                                      -----------------  ------------------  -----------------  ---------------    ---------------
        Other (Attach List)                                                                                                    $0
                                      -----------------  ------------------  -----------------  ---------------    ---------------
TOTAL FEDERAL TAXES                                 $0                  $0                 $0               $0                 $0
                                      -----------------  ------------------  -----------------  ---------------    ---------------
STATE AND LOCAL
        Income Tax Withholding                                                                                                 $0
                                      -----------------  ------------------  -----------------  ---------------    ---------------
        Unemployment (UT)                                                                                                      $0
                                      -----------------  ------------------  -----------------  ---------------    ---------------
        Disability Insurance (DI)                                                                                              $0
                                      -----------------  ------------------  -----------------  ---------------    ---------------
        Empl. Training Tax (ETT)                                                                                               $0
                                      -----------------  ------------------  -----------------  ---------------    ---------------
        Sales                                                                                                                  $0
                                      -----------------  ------------------  -----------------  ---------------    ---------------
        Excise                                                                                                                 $0
                                      -----------------  ------------------  -----------------  ---------------    ---------------
        Real property                                                                                                          $0
                                      -----------------  ------------------  -----------------  ---------------    ---------------
        Personal property                                                                                                      $0
                                      -----------------  ------------------  -----------------  ---------------    ---------------
        Income                                                                                                                 $0
                                      -----------------  ------------------  -----------------  ---------------    ---------------
        Other (Attach List)                                                                                                    $0
                                      -----------------  ------------------  -----------------  ---------------    ---------------
TOTAL STATE & LOCAL TAXES                           $0                  $0                 $0               $0                 $0
                                      -----------------  ------------------  -----------------  ---------------    ---------------
TOTAL TAXES                                         $0                  $0                 $0               $0                 $0
                                      =================  ==================  =================  ===============    ===============


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                                CLAIMED          ALLOWED
                                                                                           AMOUNT           AMOUNT (B)
        Secured claims  (a)                                                                         $0               $0
                                                                                      -----------------  ---------------
        Priority claims other than taxes                                                            $0               $0
                                                                                      -----------------  ---------------
        Priority tax claims                                                                         $0               $0
                                                                                      -----------------  ---------------
        General unsecured claims                                                                    $0               $0
                                                                                      -----------------  ---------------

        (a)     List total amount of claims even it under secured.

        (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                   ACCOUNT 1           ACCOUNT 2            ACCOUNT 3        ACCOUNT 4

Bank                                            -----------------  ------------------  -----------------  ---------------
Account Type                                    -----------------  ------------------  -----------------  ---------------
Account No.                                     -----------------  ------------------  -----------------  ---------------
Account Purpose                                 -----------------  ------------------  -----------------  ---------------
Balance, End of Month                           -----------------  ------------------  -----------------  ---------------
Total Funds on Hand for all Accounts                          $0
                                                =================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 04/30/02

                                                                                     Actual                        Cumulative
                                                                                  Current Month                  (Case to Date)
  CASH RECEIPTS
1     Rent/Leases Collected                                                  -----------------------         ----------------------
2     Cash Received from Sales                                               -----------------------         ----------------------
3     Interest Received                                                      -----------------------         ----------------------
4     Borrowings                                                             -----------------------         ----------------------
5     Funds from Shareholders, Partners, or Other Insiders                   -----------------------         ----------------------
6     Capital Contributions                                                  -----------------------         ----------------------

7     ------------------------------------------------------------------     -----------------------         ----------------------
8     ------------------------------------------------------------------     -----------------------         ----------------------
9     ------------------------------------------------------------------     -----------------------         ----------------------
10    ------------------------------------------------------------------     -----------------------         ----------------------
11    ------------------------------------------------------------------     -----------------------         ----------------------
12        TOTAL CASH RECEIPTS                                                                    $0                             $0
                                                                             -----------------------         ----------------------
  CASH DISBURSEMENTS

13    Payments for Inventory                                                 -----------------------         ----------------------
14    Selling                                                                -----------------------         ----------------------
15    Administrative                                                         -----------------------         ----------------------
16    Capital Expenditures                                                   -----------------------         ----------------------
17    Principal Payments on Debt
                                                                             -----------------------         ----------------------
18    Interest Paid                                                          -----------------------         ----------------------
      Rent/Lease:
19          Personal Property                                                -----------------------         ----------------------
20          Real Property                                                    -----------------------         ----------------------
      Amount Paid to Owner(s)/Officer(s)
21          Salaries                                                         -----------------------         ----------------------
22          Draws                                                            -----------------------         ----------------------
23          Commissions/Royalties                                            -----------------------         ----------------------
24          Expense Reimbursements                                           -----------------------         ----------------------
25          Other                                                            -----------------------         ----------------------
26    Salaries/Commissions (less employee withholding)                       -----------------------         ----------------------
27    Management Fees                                                        -----------------------         ----------------------
      Taxes:
28          Employee Withholding                                             -----------------------         ----------------------
29          Employer Payroll Taxes                                           -----------------------         ----------------------
30          Real Property Taxes                                              -----------------------         ----------------------
31          Other Taxes                                                      -----------------------         ----------------------
32    Other Cash Outflows:                                                   -----------------------         ----------------------
33
            ------------------------------------------------------------     -----------------------         ----------------------
34
            ------------------------------------------------------------     -----------------------         ----------------------
35
            ------------------------------------------------------------     -----------------------         ----------------------
36
            ------------------------------------------------------------     -----------------------         ----------------------
37
            ------------------------------------------------------------     -----------------------         ----------------------
38          TOTAL CASH DISBURSEMENTS:                                                            $0                             $0
                                                                             -----------------------         ----------------------
39   NET INCREASE (DECREASE) IN CASH                                                             $0                             $0
                                                                             -----------------------         ----------------------
40   CASH BALANCE, BEGINNING OF PERIOD
                                                                             -----------------------         ----------------------
41   CASH BALANCE, END OF PERIOD                                                                 $0                             $0
                                                                             =======================         ======================

                             STATEMENT OF CASH FLOWS
           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 04/30/02

      CASH FLOWS FROM OPERATING ACTIVITIES                                             ACTUAL                  CUMULATIVE
                                                                                    CURRENT MONTH            (CASE TO DATE)

1    Cash Received from Sales                                                --------------------------   ----------------------
2    Rent/Leases Collected                                                   --------------------------   ----------------------
3    Interest Received                                                       --------------------------   ----------------------
4    Cash Paid to Suppliers                                                  --------------------------   ----------------------
5    Cash Paid for Selling Expenses                                          --------------------------   ----------------------
6    Cash Paid for Administrative Expenses                                   --------------------------   ----------------------
     Cash Paid for Rents/Leases:
7        Personal Property                                                   --------------------------   ----------------------
8        Real Property                                                       --------------------------   ----------------------
9    Cash Paid for Interest                                                  --------------------------   ----------------------
10   Cash Paid for Net Payroll and Benefits                                  --------------------------   ----------------------
     Cash Paid to Owner(s)/Officer(s)
11       Salaries                                                            --------------------------   ----------------------
12       Draws                                                               --------------------------   ----------------------
13       Commissions/Royalties                                               --------------------------   ----------------------
14       Expense Reimbursements                                              --------------------------   ----------------------
15       Other                                                               --------------------------   ----------------------
     Cash Paid for Taxes Paid/Deposited to Tax Acct.
16       Employer Payroll Tax                                                --------------------------   ----------------------
17       Employee Withholdings                                               --------------------------   ----------------------
18       Real Property Taxes                                                 --------------------------   ----------------------
19       Other Taxes                                                         --------------------------   ----------------------
20   Cash Paid for General Expenses                                          --------------------------   ----------------------

21   -----------------------------------------------------------             --------------------------   ----------------------
22   -----------------------------------------------------------             --------------------------   ----------------------
23   -----------------------------------------------------------             --------------------------   ----------------------
24   -----------------------------------------------------------             --------------------------   ----------------------
25   -----------------------------------------------------------             --------------------------   ----------------------
26   -----------------------------------------------------------             --------------------------   ----------------------
27   NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
           REORGANIZATION ITEMS                                                                      $0                       $0
                                                                             --------------------------   ----------------------
      CASH FLOWS FROM REORGANIZATION ITEMS
28          Interest Received on Cash Accumulated Due to Chp 11 Case         --------------------------   ----------------------
29          Professional Fees Paid for Services in Connection with
                Chp 11 Case                                                  --------------------------   ----------------------
30          U.S. Trustee Quarterly Fees                                      --------------------------   ----------------------
31   -----------------------------------------------------------             --------------------------   ----------------------
32              NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                    $0                       $0
                                                                             --------------------------   ----------------------
33    NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND
           REORGANIZATION ITEMS                                                                     $0                       $0
                                                                             --------------------------   ----------------------
      CASH FLOWS FROM INVESTING ACTIVITIES
34          Capital Expenditures                                             --------------------------   ----------------------
35          Proceeds from Sales of Capital Goods due to Chp 11 Case          --------------------------   ----------------------

36   -----------------------------------------------------------             --------------------------   ----------------------
37              NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                     $0                       $0
                                                                             --------------------------   ----------------------
      CASH FLOWS FROM FINANCING ACTIVITIES
38          Net Borrowings (Except Insiders)                                 --------------------------   ----------------------
39          Net Borrowings from Shareholders, Partners, or Other Insiders    --------------------------   ----------------------
40          Capital Contributions                                            --------------------------   ----------------------
41          Principal Payments                                               --------------------------   ----------------------

42   -----------------------------------------------------------             --------------------------   ----------------------
43              NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                     $0                       $0
                                                                             --------------------------   ----------------------
44    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                           $0                       $0
                                                                             --------------------------   ----------------------
45    CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                        --------------------------   ----------------------
46    CASH AND CASH EQUIVALENTS AT END OF MONTH                                                      $0                       $0
                                                                             ==========================   ======================